UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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The National Security Group, Inc.

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661 East Davis Street, Elba, Alabama 36323

Notice of Annual Meeting of Stockholders
May 17, 2019

 To the Stockholders of The National Security Group, Inc.:

Notice is hereby given of the Annual Meeting of Stockholders of The National Security Group, Inc., a Delaware corporation (the "Company"), to be held at the principal executive offices of the Company, 661 East Davis Street, Elba, Alabama, on Friday, May 17, 2019, at 10:00 a.m. for the purpose of considering and acting upon the following:

1.	The election of five (5) members to the Board of Directors to serve three-year terms, until their successors are duly elected and qualified (Proposal One);

2.	To ratify selection of independent auditors (Proposal Two);

3.	To approve The National Security Group, Inc.'s 2019 Equity Incentive Plan (Proposal Three);

4.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed in this proxy statement (Proposal Four);

5.	To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation (Proposal Five);

6.	The transaction of such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The close of business on March 19, 2019, has been fixed as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders. Stockholders are cordially invited to attend the Annual Meeting in person.

In addition to voting by proxy, you may use the internet to transmit your voting instructions. Online voting is available at www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2019. Telephone voting is available by calling 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2019. Have your proxy card in hand when you call and then follow the instructions.

The Company's Proxy Statement is submitted herewith, together with the Annual Report for the year ended December 31, 2018, and is also available in the “Investors” section of our website at www.nationalsecuritygroup.com. You may also request a copy through www.proxyvote.com using your Control Number.

BY ORDER OF THE BOARD OF DIRECTORS

Elba, Alabama	Laura Williams Jordan
April 5, 2019	Secretary

Your Vote is Important
Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Early submittal of your proxy will not prevent you from voting your shares in person if you desire to attend, as your proxy is revocable at your option.

661 East Davis Street, Elba, Alabama 36323

Proxy Statement
For Annual Meeting of Stockholders
May 17, 2019
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The National Security Group, Inc. (the “Company”), to be voted at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Central Time) on May 17, 2019, at the Conference Center located adjacent to the principal executive offices of the Company, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (“Annual Meeting”). Any reference to “the Group” or any use of the terms “Company,” “we,” “us” or “our” in this proxy statement refers to The National Security Group, Inc. This proxy statement, dated April 5, 2019, is being mailed to holders of the Company common stock on or about March 19, 2019.

At the Annual Meeting, the stockholders of the Company will vote on matters noted in the proxy. If the enclosed proxy is properly signed and returned, your shares will be voted on all matters that properly come before the Annual Meeting for a vote. If instructions are specified in your signed proxy with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are so specified, your shares will be voted "FOR" the election of the persons nominated as directors in the proxy statement, “FOR” the ratification of selection of independent auditors, "FOR" the approval of the 2019 Equity Incentive Plan, “FOR” the approval of the compensation of the Company's named executive officers as disclosed in this proxy statement and a vote of "EVERY 1 YEAR" with respect to the frequency with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation. So far as is now known, there is no business to be acted upon at the Annual Meeting other than as set forth above, and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other appropriate matters are duly brought before the Annual Meeting, the persons appointed as proxy agents will have discretion to vote or act thereon according to their own judgment.

Whether or not you attend the Annual Meeting, your vote is important. Accordingly, you are asked to sign and return the accompanying proxy, regardless of the number of shares you own. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. Shares of common stock represented by a properly executed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum without regard to whether the proxy is marked as casting a vote for or against or abstaining with respect to a particular matter. In addition, shares of common stock represented by "broker non-votes" (i.e., shares of common stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power or (iii) the record holder has indicated that it does not have authority to vote such shares on the matter) generally will be treated as present for the purposes of determining a quorum. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the election of the nominees to the Board of Directors. With respect to this matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which brokers would hold authority, a broker non-vote will have no effect on the vote.

A proxy may be revoked at any time prior to its exercise (i) by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by itself will not revoke a proxy.

Voting Securities and Securities Ownership

The Board of Directors has fixed the close of business on March 19, 2019, as the record date for the determination of stockholders who are entitled to notice of, and to vote at the Annual Meeting and any adjournments thereof. On the record date, the Company had outstanding 2,527,136 shares of common stock, the holders of which are entitled to one vote per share. No shares of any other class of common stock are issued or outstanding. The Company has retained Broadridge Financial Solutions, Inc. to assist in the distribution of proxy materials and solicitation of votes. The Company bears all costs associated with the distribution and solicitation.

Proposal One: Directors are elected by a plurality of the votes cast at the Annual Meeting on this proposal, and the nominees who receive the most votes will be elected. Your vote is important. Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. Early submittal of your proxy will not prevent you from voting your shares in person if you desire to attend, as your proxy is revocable at your option. Your brokerage firm or other nominee may not vote your shares with respect to Proposal One without specific instructions from you as to how to vote with respect to the election of each of the nominees for director, because election of directors is not considered a “routine” matter under the NASDAQ rules. Abstentions and broker non-votes represented by submitted proxies will not be taken into account in determining the outcome of the election of directors.

Proposal Two: To be approved, this proposal must receive an affirmative majority of the total votes cast “FOR” and “AGAINST” this proposal at the meeting. Proposal Two is considered a “routine” matter under the NASDAQ rules and, therefore, brokerage firms and nominees that are members of the NASDAQ have the authority under those rules to vote their customers' unvoted shares on Proposal Two if the customers have not furnished voting instructions within a specified period of time prior to the meeting.

Proposal Three: To be approved, this proposal must receive an affirmative majority of the shares present or represented by proxy at the Annual Meeting. If you do not give instructions on this proposal to your proxy, your shares will be voted "FOR" the approval of the 2019 Plan. Brokers may not vote on the 2019 Plan without specific instruction from the beneficial owners of the shares. Broker non-votes and abstentions will be included in the calculation of the number of shares present at the Annual Meeting and will have the same effect as a negative vote.

Proposal Four: To be approved, this proposal must receive an affirmative majority of the total votes cast "FOR" and "AGAINST" this proposal at the meeting without regard to broker non-votes or abstentions.

Proposal Five: To be approved, this proposal must receive an affirmative majority of the total votes cast "FOR" and "AGAINST" this proposal at the meeting without regard to broker non-votes or abstentions.

Stock Ownership of Certain Beneficial Owners, Directors, Nominees and Executive Officers
The following table sets forth information with respect to the holdings of: (1) directors and executive officers; and (2) all directors and executive officers as a group; and (3) shares held in the employee stock ownership plan. This information is as of the record date, except as otherwise indicated. To the best of our knowledge, each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

Names	Number of Shares Owned[1]		Percent of Common Stock
W. L. Brunson, Jr.	445,641	[2,3]	17.63%
Winfield Baird**	121,221		4.80%
Jack E. Brunson	118,098	[4]	4.67%
Fred Clark, Jr.	88,910		3.52%
Donald S. Pittman	38,613		1.53%
Brian R. McLeod	29,141		1.15%
James B. Saxon**	24,038		*
Mickey L. Murdock	23,813		*
Charles B. Arnold	15,600		*
Frank B. O'Neil	15,382		*
Walter P. Wilkerson	11,273		*
Paul C. Wesch	10,457		*
L. Brunson White	10,038		*
Fleming G. Brooks	8,265		*
Elizabeth B. Crawford	4,375		*
Directors and Officers (as a group, 15 persons including persons named above)	964,865	[5]	38.18%
National Security Employee Stock Ownership Plan (excluding shares included above)	77,046		3.05%
	1,041,911		41.23%
** Director Emeritus (non-voting member of the board)			* Less than 1%
[1]For purposes of this table, an individual is considered to "beneficially own" any shares of the Company if he or she directly or indirectly has or shares (i) voting power, which includes power to vote or direct voting of the shares; or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. All amounts include stock held in a spouse's name.

[2]Includes stock held in Brunson Properties, a partnership (W.L. Brunson Estate), W. L. Brunson, Jr., Managing Partner.
[3]Includes 57,713 shares held by the Jerry B. Brunson Marital Trust and the Jerry B. Brunson Family Trust. Sara B. Brunson and W. L. Brunson, Jr. co-trustees. W. L. Brunson, Jr. disclaims beneficial ownership of these shares.

[4]Includes 45,641 shares held in Jack R. Brunson Estate.
[5]Includes 36,140 units held in 401-K plan and 17,984 units held in the National Security Employee Stock Ownership Plan.

On January 18, 2013, the Board of Directors of National Security Group, Inc. adopted the recommendation of its Compensation Committee that established a stock ownership target for Independent Directors of 3,000 shares or an amount of shares equal to three years' annual Board cash compensation, whichever amount of shares is greater. The stock ownership target is intended to encourage Director ownership of National Security Group, Inc. common stock so as to further align the interests of the Independent Directors with our stockholders. Directors will obtain, then maintain, this level of stock ownership within their first three years of Board service, or within two years from the enactment of this policy.

Proposal One: Election of Directors

The By-laws of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of each director is three years, and the terms are staggered to provide for the election of one class of directors each year. At the Annual Meeting, our stockholders will elect five directors to hold office until the 2022 Annual Meeting and until their respective successors have been duly elected and qualified. The Board of Directors, upon the recommendation of the Nominating Committee, has nominated the following directors, to serve as directors until the 2022 Annual Meeting and until their respective successors have been duly elected and qualified:

Charles B. Arnold, 41 Financial Expert
Charles B. Arnold currently serves as an assistant controller for Church’s Chicken. He served as an advisory board member of The National Security Group, Inc. prior to his election as a Director in 2017. Mr. Arnold has experience in financial reporting and project management in various industries and has worked in the public accounting field for several years before moving to industry. He is a certified public accountant.

Buford, Georgia
Term Expires 2019	NSEC Board and Board Committees	Meeting Attendance
Director since 2017	Board of Directors	4 of 4	100%
Independent	Dividend Committee	3 of 3	100%
	Audit Committee	6 of 6	100%

Frank B. O'Neil, 65 Compensation Committee Chairman
Frank B. O'Neil is the Senior Vice President and Chief Communications Officer of ProAssurance Corporation (NYSE: PRA) of Birmingham, Alabama.  He is a member of National Investor Relations Institute and holds the Investor Relations Charter designation. He is a former member and chairman of the Board of Directors of the Alabama Insurance Planning Commission.  Mr. O'Neil formerly served as Chairman of the Rating Agency Liaison Committee for the Physician Insurers Association of America, a group representing medical professional liability insurance companies. Mr. O'Neil has extensive knowledge of the insurance industry and regulation, financial reporting, investor communications, corporate governance, risk management and experience working with other public company boards.

Birmingham, Alabama
Term Expires 2019	NSEC Board and Board Committees	Meeting Attendance
Director since 2004	Board of Directors	4 of 4	100%
Independent	Compensation Committee	1 of 1	100%

Donald S. Pittman, 58
Donald S. Pittman has been in the private practice of law since June of 1988, in Enterprise, Alabama.  He is a member of the Coffee County and State of Alabama Bar Associations.  Mr. Pittman has extensive experience with real estate, corporate, tax and estate law as well as risk management, financial acumen and industry knowledge developed through his tenure as a director and prior service as Audit Committee Chairman.

Enterprise, Alabama
Term Expires 2019	NSEC Board and Board Committees	Meeting Attendance
Director since 2002	Board of Directors	4 of 4	100%
Independent	Audit Committee	5 of 6	83%
	Executive Committee	None during 2018

Brian R. McLeod, 50 Vice President of Finance and Operations, Chief Financial Officer
Brian R. McLeod is Vice President of Finance and Operations and Chief Financial Officer of the Company.  He joined the Company in 1992 and has served in various financial and operational roles during his tenure.  He serves on the Boards of Directors of Company subsidiaries NSIC, NSFC, Omega One and NATSCO.  He is a certified public accountant and also holds a chartered global management accountant designation.  Mr. McLeod has extensive knowledge of the insurance industry and regulation stemming from his experience in areas of operations, project management, corporate strategy, financial management and regulatory reporting.

Elba, Alabama
Term Expires 2019	NSEC Board and Board Committees	Meeting Attendance
Director since 2016	Board of Directors	4 of 4	100%

L. Brunson White, 62
L. Brunson White is a Principal and owner of Brunson White Advisors, LLC, a strategy and technology consulting company. He was Secretary of Information Technology for the State of Alabama from 2013 through 2015. In this role, Mr. White served on the Governor's Cabinet where he was responsible for the governance of approximately $345 million in information technology spending. Prior to his gubernatorial appointment, Mr. White served as a Director of The National Security Group, Inc. from 2002-2013. Mr. White is retired from Energen Corporation (NYSE:EGN) where he worked as Chief Information Officer for much of his 33 year tenure. He has extensive technology and regulatory experience, having served as chief information officer of a highly regulated publicly traded company. Mr. White's risk management experience, financial acumen and industry knowledge have developed through his time as a director and previous service as a member of the Audit Committee for The National Security Group, Inc.

Birmingham, Alabama
Term Expires 2019	NSEC Board and Board Committees	Meeting Attendance
Director since 2016	Board of Directors	4 of 4	100%
Independent	Compensation Committee	1 of 1	100%

Each nominee has indicated a willingness to serve as a director. Should a nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that such proxy represents for the election of such other person as the Board of Directors may nominate on the recommendation of the Nominating Committee.

The persons named in the enclosed proxy intend to vote "FOR" the election of the Nominees unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the Nominees be unable to accept nomination or election (which the Board of Directors does not expect) or should any other vacancy have occurred in the Board, it is the intention of the persons named in the enclosed proxy to vote for the election of the person or persons whom the Board of Directors recommends.

The Board of Directors Unanimously Recommends a Vote "FOR" the Election of the Above Nominees as Directors.

Proposal Two: Ratification of Company Independent Auditors

The Audit Committee of the Board of Directors has selected Warren Averett, LLC as the Company's independent registered public accounting firm for the calendar year ending December 31, 2019, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Warren Averett, LLC as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Warren Averett, LLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum representing a majority of all outstanding shares of common stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Proposal Two is considered a “routine” matter under the NASDAQ rules, and therefore, brokerage firms and nominees that are members of the NASDAQ have the authority under those rules to vote their customers' unvoted shares on Proposal Two if the customers have not furnished voting instructions within a specified period of time prior to the meeting.

The Board of Directors Unanimously Recommends a Vote “FOR” The Ratification of the Selection of Independent Auditors.

Independent Registered Public Accounting Firm's Fees

Aggregate fees for professional services rendered for the Company by Warren Averett, LLC during the years ended December 31, 2018 and 2017 were as follows:

Year Ended December 31,	2018	%	2017	%
Audit Fees(1)	$223,000	79%	$217,550	74%
Audit-Related Fees(2)	3,721	1%	9,465	3%
Tax Fees(3)	44,135	16%	52,186	18%
All Other Fees(4)	10,688	4%	13,215	5%
Total	$281,544	100%	$292,416	100%

(1) Audit Fees were for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2018, and same period for the prior year as well as for the review of the Company's interim financial statements included in quarterly reports on Form 10-Q during the year ended December 31, 2018, and same period for the prior year.

(2) Audit-Related Fees were for professional services rendered in connection with net operating loss carryback (2018 and 2017) and changes related to the Tax Cuts and Jobs Act in (2017).
(3) Tax Fees were for tax related services and totaled approximately $44,135, including fees for both federal and state tax return preparation. The audit committee does not consider the tax related fees of $44,135 to impair the auditor's independence.

(4) All Other Fees were for out of pocket expenses.

Proposal Three: Approve 2019 Equity Incentive Plan

We have had an equity based incentive compensation plan since 2009. Our 2009 Equity Incentive Plan (the "2009 Plan") expires in 2019. We believe it is prudent to continue to have a source for equity based compensation should we elect to include equity based compensation as a component of incentive compensation for our executives, directors and key employees.

Our Compensation Committee, at its meeting on April 2, 2019, recommended that the Company adopt a new equity based compensation plan on substantially the same terms as the 2009 Plan and approved a new 2019 Equity Incentive Plan (the "2019 Plan") to replace the 2009 Plan. The 2019 Plan must be approved by our stockholders in order for the shares of Common Stock reserved for issuance under the new plan to be eligible for listing with NASDAQ/NMS. The new 2019 Plan will be submitted to our stockholders for approval at the Annual Meeting. The 2019 Plan will be effective upon approval of the plan by the stockholders.
The terms and conditions of the 2019 Plan are similar to those of the 2009 Plan that was previously approved by our stockholders at the 2009 Annual Meeting. The following constitutes a brief discussion of the material features of the 2019 Plan. The description is subject to, and qualified by reference to the definitive term of the 2019 Plan which is set forth in its entirety as Exhibit A to this Proxy Statement.

Purpose. The purpose of the 2019 Plan is to further our corporate profitability and growth in our share value by offering equity or other proprietary interests in the Company to those key officers, employees, consultants and directors who will be largely responsible for such growth. A further purpose of the 2019 Plan is to enhance our ability to recruit and retain qualified executives and key employees through long-term incentive compensation in the form of equity or other proprietary interests in the Company.

Effective Date. If approved by our stockholders at the 2019 Annual Meeting, the 2019 Equity Plan will be the source for incentive awards after the date of adoption.

Administration. The Compensation Committee will be responsible for the administration of the 2019 Plan. The charter of the Compensation Committee requires that each member be an "independent director" under the corporate governance listing standards of NASDAQ Stock Market, and a "non-employee director" as defined in SEC Rule 16b-3. The Compensation Committee will select from eligible participants those persons who in its judgment have the opportunity to influence our long-term profitability. The committee will determine the awards to be made to participants under the 2019 Plan and the conditions upon which awards will become payable under the plan.

Eligibility. The Compensation Committee may designate any of our employees or directors as participants in the 2019 Plan and may also select as participants persons engaged by the Company to provide services as a consultant or advisor, except that performance shares may be granted only to our employees. An employee is any person (including an officer) who is employed by the Company or a subsidiary in a continuous and regular salaried relationship.

Awards. The Compensation Committee has the authority to make the following type of equity-based awards to participants under the 2019 Plan: (1) performance shares; (2) stock options; (3) stock appreciation rights; (4) restricted stock; (5) restricted units; and (6) other stock based awards. No participant may receive more than a total of 50,000 shares of Common Stock subject to awards granted to such participant under the 2019 Plan in any calendar year.

Available Shares. Our Board of Directors has authorized the issuance of up to 200,000 shares of Common Stock under the 2019 Plan. The shares may be made available from our authorized and unissued shares of Common Stock or from treasury shares. Awards payable solely in cash are not deducted from the number of shares available for issuance under the 2019 Plan unless paid upon the exercise of a stock appreciation right. Shares subject to awards that are forfeited or canceled will again be available for issuance under new awards under the 2019 Plan.

The Compensation Committee is required to adjust the shares authorized under the 2019 Plan and outstanding awards as necessary to preserve, but not to enlarge, the benefits under the 2019 Plan as a result of a stock split, stock dividend, recapitalization, warrant or rights offering, large special cash dividend, or other similar event. In such event, the Compensation Committee may, in such manner as the committee deems equitable, adjust the number and kind of shares which may be awarded in the future under the 2019 Plan, the number and kinds of share subject to outstanding awards under the 2019 Plan, and the grant, base or exercise price of any outstanding awards. In addition, the Compensation Committee may, in its discretion, modify the terms of outstanding awards in anticipation of any of the previously described corporate events or transactions as well as any merger, consolidation or exchange of shares involving the Company in order to settle the awards in cash, accelerate vesting or exercisability of awards, provide for the assumption or conversion of such awards, modify the performance targets and performance periods for performance shares, or effect any combination of the foregoing. The Compensation Committee has no authority to make adjustments solely as a result of the decline in the market value of our Common Stock.

Performance Shares. A performance share is the equivalent of one share of Common Stock which becomes vested and nonforfeitable upon the attainment of performance objectives established by the Compensation Committee. The Compensation Committee establishes the performance objectives and the length of the performance period to attain such objectives at the time a performance share is awarded. The committee may prescribe different conditions for different participants. The performance objectives for performance shares may be described in terms of companywide objectives or in terms of objectives that relate to the performance of the participant or a subsidiary, division, region or function within the company, or in terms of relative performance as compared to an outside reference or peer group.

The Compensation Committee will determine whether the performance objectives for the performance shares awarded to a participant have been attained at the end of the performance period, or if one or more interim periods ae authorized by the committee, at the end of an interim period within the performance period. If the committee determines that such performance objectives have been obtained, the participant will be entitled to receive payment for each performance share in an amount equal to the value of one share of Common Stock on the date of payment. Unless otherwise directed by the Compensation Committee, payment is to be made partly in Common Stock and partly in cash, with the cash portion being approximately equal to the withholding required for taxes.

Stock Options and Stock Appreciation Rights. The Compensation Committee may grant participants incentive stock options within the meaning of Section 422 of the Code or nonqualified stock options that fail to meet one or more requirements of an incentive stock option. The exercise price for each option must not be less than 100% of the market value of a share of Common Stock on the date of grant. Under the terms of the 2019 Plan, the options become exercisable in five equal annual installments or at such other time(s) as may be specified by the Compensation Committee at the time of grant. Options may be exercised upon payment of the exercise price to the Company. The exercise price is payable in cash or by delivery of shares of Common Stock having market value equal to the option price. A participant may effect a "cashless exercise" by directing the Company to withhold shares otherwise issuable upon the exercise of the option with a market value equal to the option price.

A Stock Appreciation Right, or SAR, is a contractual right to receive the appreciation in the value of a share of Common Stock from date of grant to the date of exercise payable in cash, Common Stock or a combination. The Compensation Committee may grant SARs in tandem with options granted under the 2019 Plan or independent of any option. The base price for SARs must not be less than 100% of the market value of a share of Common Stock on date of grant in the case of SARs granted independent of options or the option price of related options in the case of SARs granted in tandem with options. SARs granted in tandem with options may be exercised only at such times as the related options are exercisable and the exercise of a SAR (or option) will result in the cancellation of any option (or SAR) issued in tandem to the extent of the number of shares in respect of which such option or SAR has been exercised. Under the 2019 Plan, SARs that are independent of options may be exercised at such time as may be determined by the Compensation Committee, or if no determination is made, they will become exercisable in five equal annual installments.

Restricted Stock Grants and Restricted Units. The Compensation Committee may award shares of Common Stock under a restricted stock grant. The grant will set forth a restriction period (without limitation, a specified period of time or a period related to the attainment of performance goals) during which the shares of restricted stock granted will remain subject to forfeiture. The grantee cannot dispose of the shares prior to the expiration of the restriction period. During this period, the grantee will generally have all the rights of a stockholder, including the right to vote the shares. However, dividends will be accrued and not paid until the restrictions lapse. During the restriction period, each certificate will be held in the custody of the Company and bear a legend giving notice of the restrictions in the grant.

The Compensation Committee may grant awards of restricted units, which grant will set forth the terms of a restriction period in the same manner as those applicable to the grant of restricted stock. No shares of Common Stock will actually be issued to a participant at the time a restricted unit award is made. Instead, the Company will establish a separate account for the participant and will record in such account the number of restricted units awarded to the participant. The Compensation Committee will determine whether outstanding restricted units will be credited with amounts equal to any dividends paid by the Company with respect to the corresponding number of shares of Common Stock ("dividend equivalents"), in which event the dividend equivalents on restricted units will be credited to the accounts of participants. The holder of a restricted unit will be entitled to receive, upon termination of the restricted period, one share of Common Stock for each restricted unit with respect to which restrictions have lapsed (or, at the discretion of the Committee, cash in lieu thereof) plus the dividend equivalents credited to the accounts of participants. Unless otherwise determined by the Committee, the restrictions on restricted stock and restricted units will lapse in five equal annual installments.

Other Stock-Based Awards. The Compensation Committee is authorized to grant other awards under the 2019 Plan that are denominated or payable in shares of Common Stock. The Committee may determine the terms of such awards so long as they are consistent with the purposes and are subject to the terms of the 2019 Plan.

Vesting and Holding Period. All awards granted under the 2019 Plan will have a minimum vesting period of one year subject to acceleration under certain circumstances specified in the Plan. Executive Officers are required to hold shares issued as awards under the plan for a minimum of one year after issuance.

Termination of Employment by Reason of Death or Disability. If a participant's employment is terminated by reason of death or disability and the termination occurs prior to the close of any performance period for outstanding awards of performance shares held by the participant, the performance shares will be deemed to have been earned at the target level and the participant will be paid for the performance shares deemed to have been earned, except performance shares awarded in the year of termination will automatically be cancelled. Each outstanding option and SAR held by a participant at the time of his or her termination for death or disability will be fully exercisable for a period of 180 days after termination, and each restricted share or restricted unit then held by a participant will become free of all restrictions.

Termination of Employment by a Participant upon Retirement or for Good Reason. If a participant terminates employment by reason of his or her normal retirement or termination for good reason and such termination occurs prior to the close of any performance period for outstanding awards of performance shares held by the participant, the Compensation Committee will determine the number of performance shares that would have been earned if the performance periods had ended at the end of the last complete year prior to the participant's termination, except that any performance shares awarded in the year of termination will be automatically cancelled. The participant will be entitled to payment of a pro rata portion of the performance shares deemed to be earned based on the ratio that the number of months that the participant was actually employed in the performance period bears to the total number of months in the performance period. Unless the Compensation Committee otherwise determines, each stock option and SAR held by a participant at the time of his or her termination upon normal retirement or for good reason will be fully exercisable for 180 days after termination, and restricted stock and restricted units held at the time of such termination will be free of all restrictions.

A participant will be deemed to have terminated for "good reason" if the terms of his or her employment or severance agreement or the award notice provides for constructive termination under certain circumstances; conversely, if good reason or constructive termination is not defined in such an agreement, then a participant has no ability to terminate for good reason under the 2019 Plan. "Normal retirement" is defined as retirement after the participant reaches sixty years of age or if later, the earliest age at which the participant may retire under any qualified retirement plan maintained by the Company. The Compensation Committee may consent to an earlier retirement in which event the participant will be treated under the 2019 Plan as if he or she terminated upon normal retirement.

Change of Control. Upon a change of control of the Company (as defined in the 2019 Plan), outstanding performance shares will be deemed to be earned at the target level and paid to participants; all options and SARs will become fully exercisable, and all time based vesting restrictions on restricted stock and restricted units will lapse. In addition, the Compensation Committee may, in its discretion, provide that upon acceleration of vesting upon the change of control, any of the following may occur:

•	the outstanding stock options and SARs will expire if not exercised within a period fixed by the committee;

•	outstanding awards will be settled in cash rather than shares of Common Stock;

•	the outstanding awards (other than performance shares) will be assumed by the surviving entity or otherwise equitably converted or substituted;

•	stock options may be settled by payment in cash of the difference between the exercise price and fair market value of a share of the Common Stock; or

•	any combination of the foregoing.

If the Compensation Committee elects to have outstanding awards assumed or equitably converted or substituted after a change of control, all of the stock options and SARs will become fully exercisable, and all time based vesting restrictions on the awards will lapse, after giving effect to the assumption, conversion or substitution.

Amendment and Termination. Our Board of Directors may terminate or suspend the 2019 Plan at any time, but such termination or suspension will not affect any awards then outstanding under the 2019 Plan. Unless terminated earlier by action of the Board, the 2019 Plan will continue in effect until the tenth anniversary of its adoption, but awards granted prior to such date will continue in effect until they expire in accordance with their terms. The Board of Directors may also amend the 2019 Plan as it deems advisable. Our stockholders must approve any amendment that would result in a material change to the terms of the 2019 Plan that requires stockholder approval under applicable listing standards or under SEC Rule 16b-3. The Compensation Committee may amend the terms of any outstanding award, retroactively or prospectively, but no such amendment will adversely affect any such award without the participant's consent, and no amendment may increase compensation payable with respect to a performance share or reduce the exercise price of an outstanding option or the base price of an outstanding SAR (except as permitted for stock splits, stock dividends and other relevant changes affecting the Common Stock).

Federal Income Tax Consequences
The following is a brief summary of the significant aspects of federal income tax treatment of awards that may be granted under the 2019 Plan based upon the federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

Performance Shares. A participant will not realize taxable income upon the grant of a performance share award. When the performance shares are earned and paid, the participant will realize ordinary income equal to the fair market value of the shares of Common Stock delivered (or the amount of cash paid in lieu of such shares). We will be entitled to a tax deduction at the same time and in the same amount.

Incentive Stock Options. A participant will not realize taxable income upon the grant or exercise of an Incentive Stock Option. If a participant does not sell the stock received upon the exercise of an Incentive Stock Option for at least two years from the date of grant and within one year from the date of exercise, any gain (loss) realized from the sale of the shares will be long-term capital gain (loss). In such circumstances, we will not be allowed a deduction for federal income tax purposes.

If shares purchased on exercise of an Incentive Stock Option are disposed of before the expiration of the holding periods described above, the participant generally will realize ordinary income at that time equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such shares. We will be entitled to a tax deduction at the same time and in the same amount. The shares so disposed of will have a tax basis equal to their fair market value on date of exercise and the participant will have short-term or long-term capital gain or loss to the extent the amount realized on the disposition exceeds the basis in the shares. Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a nonqualified stock option.

Nonqualified Stock Options. A participant will not realize taxable income upon the grant of a nonqualified stock option under the 2019 Plan because the plan requires that the option price must be at least 100% of the fair market value of a share on date of grant. When a nonqualified stock option is exercised, the participant generally will realize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the price paid for the shares. We will be entitled to a tax deduction at the same time and in the same amount. Any further gain or loss realized by the participant after the date of exercise will be either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

Stock Appreciation Rights. A participant will not realize taxable income upon the grant of a SAR under the 2019 Plan because the plan requires that the base price must be at least 100% of the fair market value of a share on date of grant. When a SAR is exercised, the participant will generally realize ordinary income in an amount equal to the amount of cash and the fair market value of any shares received. We will be entitled to a tax deduction at the same time and in the same amount. If the participant receives Common Stock upon exercise of a SAR, the post-exercise gain or loss will be treated as discussed above under Nonqualified Stock Options.

Restricted Stock. A participant who receives restricted stock generally will realize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer subject to forfeiture, less any consideration paid for the stock. We will be entitled to a tax deduction at the same time and in the same amount. The holding period to determine whether the participant has long-term or short-term capital gain or loss on a subsequent sale will generally begin when the restriction period expires, and the participant's tax basis for such shares will generally equal the fair market value of such shares on such date.

However, a participant may elect, under Section 83(b) of the Code, within 30 days of the grant of the stock, to realize ordinary income on the date of grant equal to the excess of the fair market value of the shares of restricted stock (determined without regard to the restrictions) over the purchase price of the restricted stock. By reason of such an election, the participant's holding period will commence on the date of grant and the participant's tax basis will equal the fair market value of the shares on that date (determined without regard to restrictions). Likewise, we will be entitled to a tax deduction at the date of grant in an amount equal to the ordinary income realized by the participant. If shares are forfeited after making such an election, the participant will be entitled to a deduction, refund, or loss for tax purposes only in an amount equal to the purchase price of the forfeited shares.

Restricted Units. A participant will not realize taxable income when restricted units or dividend equivalents are credited to the participant's account. The participant will realize ordinary income equal to the fair market value of the shares of Common Stock delivered (or the amount of cash paid in lieu of such shares) when the shares and/or cash are delivered or paid in accordance with the plan. We will be entitled to a tax deduction at the same time and in the same amount.

Code Section 409A. Generally, the payment of awards of equity based compensation under the 2019 Plan will not constitute nonqualified deferred compensation subject to Code Section 409A. However, performance shares may, under certain circumstances, be subject to Code Section 409A, and we have structured payment of the awards of performance shares so that it will comply with Code Section 409A.

Securities Authorized under Equity Compensation Plans
The following table sets forth information as of December 31, 2018, with respect to equity securities authorized for issuance pursuant to equity compensation plans previously approved by stockholders of the Company and equity compensation plans not previously approved by the Company's stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	—	139,464
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	139,464
The table reflects 139,464 shares of Common Stock available for issuance under the 2009 Plan. The terms and provisions of the 2019 Plan are similar to those of the 2009 Plan. If the 2019 Plan is adopted by the stockholders, the 2019 Plan will replace the 2009 Plan. In such event, the Compensation Committee will grant future awards under the 2019 Plan and no further awards will be made from the shares reserved for future issuance under the 2009 Plan.

The Compensation Committee cannot determine the amount and nature of awards that will be granted to employees and directors under the 2019 Plan. Awards will be granted to such participants and in such amounts as may be determined by the Compensation Committee in its discretion.

Recommendation of the Board; Vote Required
The affirmative vote of the holders of a majority of the shares present or represented by proxy at the Annual Meeting is required to approve the 2019 Plan. If you do not give instructions on this proposal to your proxy, your shares will be voted FOR the approval of the 2019 Plan. Brokers may not vote on the 2019 Plan without specific instructions from the beneficial owners of the shares. Broker non-votes and abstentions will be included in the calculation of the number of shares present at the Annual Meeting and will have the same effect as a negative vote.

The Board of Directors Unanimously Recommends a Vote “FOR” The Approval of the 2019 Equity Incentive Plan

Proposal Four: Advisory Vote Executive Compensation

In 2013, stockholders voted in accordance with the recommendation of the Board of Directors for the non-binding advisory vote on executive compensation to occur with a frequency of every 1 year. Our Board of Directors remains committed to promoting the best interests of our stockholders through excellence in governance. As part of that commitment and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our stockholders with an opportunity to cast an advisory vote regarding the compensation of our named executive officers as presented in this proxy statement. The Compensation Committee, comprised of independent directors, establishes and recommends all of the compensation and benefits policies and actions for our named executive officers. The Company has included details regarding the compensation and benefits policies for our named executive officers in the Compensation, Discussion and Analysis (CD&A) portion of this proxy statement. As a Smaller Reporting Company, we are not required to provide CD&A; however, this information has been included to provide greater understanding of our policies and practices and to provide information to our stockholders to support an affirmative vote.

While the advisory vote on executive compensation is not binding, it will provide useful information to our Board and the Compensation Committee regarding our stockholders’ view of our executive compensation philosophy, policies and practices. Our Board is not required by law to take any action in response to our stockholders’ advisory vote on executive compensation; however, the Compensation Committee values our stockholders’ opinions and will take the results of the advisory vote into consideration when determining the future compensation arrangements for our named executive officers. To the extent there are significant negative advisory votes, we will consider the voting results and take them into consideration in making future decisions about our executive compensation program.

The approval of this proposal requires the affirmative vote of a majority of the shares voting on the matter at the 2019 Annual Meeting without regard to broker non-votes or abstentions. We expect the next stockholder advisory vote on executive compensation will occur at our annual stockholders meeting in 2020.

The Board of Directors Unanimously Recommends a Vote “FOR” The Approval of the Compensation of the Company's Named Executive Officers for 2018 as Disclosed in this Proxy Statement

Proposal Five: Advisory Vote on Frequency of Advisory Approval of Executive Compensation

Our Board of Directors is also submitting a proposal for stockholder consideration as required under the Dodd-Frank Act that allows our stockholders to cast an advisory vote to indicate how often the advisory vote on executive compensation should occur. Under the Dodd-Frank Act, the advisory vote on executive compensation may occur once every one, two or three years. Under the applicable SEC regulations regarding this vote, our stockholders also have the option to abstain from voting on this matter. The Board has considered these options and recommends that you vote for an advisory vote on executive compensation that occurs each year.

The Board determined that an annual vote is the most appropriate option for the Company at this time because it will allow our stockholders to evaluate our executive compensation every year. Therefore, our stockholders will be able to continually assess whether we are achieving our compensation philosophy and designing our executive compensation program in a manner that is in the best interests of the Company and its stockholders.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered the stockholders' recommendation as to the frequency of future advisory votes on executive compensation. While this vote on the frequency of the advisory vote on executive compensation is non-binding, the Board and the Compensation Committee will consider the outcome of the vote when determining the frequency of the advisory vote on executive compensation. Stockholders are not voting to approve or disapprove of the Board's recommendation. Instead, the proxy card provides stockholders with four choices with respect to this proposal: one year, two years, three years or abstain from voting on the proposal.

We believe an annual stockholder advisory vote on executive compensation will serve both our company and our stockholders well by ensuring a direct alignment between executive compensation and financial performance results.

The Board of Directors Unanimously Recommends a Vote of
EVERY "1 YEAR” With Respect to the Frequency with which Stockholders of the Company shall be Entitled to Have an Advisory Vote on Executive Compensation

Board of Directors

In 1990, National Security Insurance Company was reorganized as a holding company system pursuant to a plan of exchange whereby The National Security Group, Inc., (the "Company"), became the holding company for National Security Insurance Company (NSIC), and its prior subsidiaries: National Security Fire & Casualty Company (NSFC), and NATSCO, Inc. ("NATSCO"). Subsequently Omega One Insurance Company (“Omega One”) was formed as a wholly owned subsidiary of NSFC. References to tenure with the Company (in the following biographical section) include the individual's tenure with NSIC prior to the reorganization. Director ages for nominees and current directors are at December 31, 2018. In addition to the persons who are standing for re-election as directors (whose biographical information is included in Proposal One above), the following is a biographical summary of our other directors:

Fleming G. Brooks, 73 Dividend Committee Chairman
Fleming G. Brooks is Chairman of the Board of Brooks Agrico LLC, of Samson, Alabama and various affiliates of that Company.  He either serves currently or has served in the past, in various positions with associations of the agricultural community.  Mr. Brooks has extensive executive management and leadership experience having served as chairman and CEO of a diversified privately held agribusiness entity and industry knowledge developed through his tenure as a director.

Samson, Alabama
Term expires 2021	NSEC Board and Board Committees	Meeting Attendance
Director since 2004	Board of Directors	4 of 4	100%
Independent	Dividend Committee	3 of 3	100%
	Nominating Committee	1 of 1	100%

Jack E. Brunson, 62
Jack E. Brunson has served as a director since 1999 and as President of NSFC since 1997.  He also serves on the Boards of Directors of NSFC and Omega One.  He joined the Company in 1982.  Mr. Brunson has extensive leadership experience as president of an insurance subsidiary, financial acumen and risk management experience developed through his operational and director experiences, as well as extensive industry knowledge gained over his tenure with the Company. Mr. Brunson holds the Chartered Property and Casualty Underwriter designation.

Elba, Alabama
Term expires 2021	NSEC Board and Board Committees	Meeting Attendance
Director since 1999	Board of Directors	4 of 4	100%

Elizabeth B. Crawford, 49
Elizabeth B. Crawford is an attorney and former Director of a United Way Agency.  She served as an advisory board member of The National Security Group, Inc. prior to her election as a Director in 2017.  She presently serves on a number of non-profit board of directors in the Birmingham area. Mrs. Crawford has executive experience, a knowledge of governmental agencies, strong leadership and board experience.

Birmingham, Alabama
Term expires 2021	NSEC Board and Board Committees	Meeting Attendance
Director since 2017	Board of Directors	4 of 4	100%
Independent	Dividend Committee	3 of 3	100%

Walter P. Wilkerson, 71 Chairman of the Board
Walter P. Wilkerson is a certified public accountant and consultant for the firm of Brunson, Wilkerson, Bowden & Associates, P.C. in Enterprise, Alabama.  He is also a member of the American Institute of Certified Public Accountants and Alabama Society of Certified Public Accountants.  Mr. Wilkerson has extensive leadership experience as a managing partner, financial acumen and risk management experience developed through his experience in public accounting and involvement in business operations and planning.  He served on the Audit Committee and was designated as the Audit Committee financial expert under NASDAQ listing standards prior to becoming Chairman of the Board in May 2018. Mr. Wilkerson has developed significant industry knowledge through his tenure as a director.

Enterprise, Alabama
Term expires 2021	NSEC Board and Board Committees	Meeting Attendance
Director since 1984	Board of Directors	4 of 4	100%
Independent	Audit Committee	3 of 3	100%
	Executive Committee	None during 2018

W. L. Brunson, Jr., 60 President/CEO
William L. Brunson, Jr. has served as a director since 1999 and as President and Chief Executive Officer of the Company since 2000.  He holds the position of President of NSIC.  He joined the Company in 1983.  Mr. Brunson is a Director of NSFC, NATSCO, NSIC and Omega One.  Mr. Brunson is also a member of the Alabama State Bar.  Mr. Brunson has extensive knowledge of the insurance industry and regulation as well as significant experience in the areas of operations, corporate strategy, structure and law.

Elba, Alabama
Term Expires 2020	NSEC Board and Board Committees	Meeting Attendance
Director since 1999	Board of Directors	4 of 4	100%
	Executive Committee	None during 2018

Fred Clark, Jr., 58 Nominating Committee Chairman
Fred Clark, Jr. is currently President and Chief Executive Officer of Alabama Municipal Electric Authority in Montgomery, Alabama.  He was formerly Executive Director of The Electric Cities of Alabama and Executive Director of the Alabama Farmers Federation, President of Alabama Rural Electric Association of Cooperatives, Montgomery, Alabama, State Director for U. S. Senator Richard Shelby, Legislative Representative for National Rural Electric Cooperative Association and Legislative Assistant to U. S. Senator Howell Heflin.  Mr. Clark has extensive leadership skills, experience in government relations, experience in a heavily regulated industry, financial acumen developed through his extensive executive and board experience, and has developed significant industry knowledge through his tenure as a director.

Matthews, Alabama
Term Expires 2020	NSEC Board and Board Committees	Meeting Attendance
Director since 1996	Board of Directors	4 of 4	100%
Independent	Compensation Committee	1 of 1	100%
	Nominating Committee	1 of 1	100%
	Executive Committee	None during 2018

Mickey L. Murdock, 76 Audit Committee Chairman Financial Expert
Mickey L. Murdock has served as a director since 1976.  Mr. Murdock was appointed Mayor of Elba, Alabama in September 2011, to fill the unexpired term of the deceased mayor and was elected mayor in 2012 and re-elected in 2016. Mr. Murdock also serves as a Director of Power South, a provider of wholesale energy needs to 16 electric cooperatives and four municipal electric systems in Alabama and northwest Florida. Mr. Murdock retired from the Company in 2009 having served as Senior Vice President.  From 1982 to 2002, he served as Chief Financial Officer and Treasurer of the Company.  Prior to that time, he served as Vice President and Controller of the Company.  He joined the Company in 1970.  Mr. Murdock previously served as a Director of NSIC, NSFC, Omega One, and NATSCO.  Mr. Murdock is a Certified Public Accountant (retired).  Mr. Murdock has extensive knowledge of the insurance industry and regulation coupled with significant experience in operations, risk management, budgeting, financial reporting and investor communications.

Elba, Alabama
Term Expires 2020	NSEC Board and Board Committees	Meeting Attendance
Director since 1976	Board of Directors	4 of 4	100%
Independent	Audit Committee	5 of 6	83%
	Nominating Committee	1 of 1	100%

Paul C. Wesch, 64
Paul C. Wesch currently serves as the Finance Director for the City of Mobile.  He is a member of the Mobile County and State of Alabama Bar Associations.  Mr. Wesch has extensive executive experience, knowledge of corporate governance, real estate development, corporate and real estate law.

Mobile, Alabama
Term Expires 2020	NSEC Board and Board Committees	Meeting Attendance
Director since 2002	Board of Directors	4 of 4	100%
Independent	Compensation Committee	1 of 1	100%

Director Compensation

The Compensation Committee periodically reviews levels of director compensation for non-employee directors of the Company. The goal of the compensation review is to provide a median level of director compensation relative to peer group companies to attract and retain individuals to provide independent oversight of management and bring diverse business ideas in order to provide input into strategic plans and objectives of the organization.

Non-employee directors are currently paid an annual base retainer of $23,000. Reflecting the additional workload of their oversight duties and Committee assignments, the Chairman of the Board of Directors is paid an additional $7,000 per year ($30,000 in total); Audit Committee members are paid an additional $4,000 per year ($27,000 in total) and its Chairman is paid an additional $5,000 per year ($28,000 in total); Compensation Committee members are paid an additional $2,000 per year ($25,000 in total) and its Chairman is paid an additional $3,000 per year ($26,000 in total).

Directors may choose to receive their compensation in cash and/or stock pursuant to the 2009 Equity Incentive Plan (which expires May 15, 2019) and have the ability to defer compensation. Currently, new Directors must elect to receive 50% or more of their compensation in Company stock pursuant to any stockholder approved equity incentive plan until ownership standards are met. The Board of Directors adopted an Anti-Hedging Policy which states that: No employee of National Security Group, Inc. or any of its subsidiary companies, nor any member of the National Security Group, Inc. Board of Directors may purchase financial instruments (including, but not limited to: prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of the common stock of National Security Group, Inc. This policy is designed to further align the financial interests of employees and directors with the financial interests of National Security Group, Inc. stockholders.

Directors are required to attend at least 75% of the total of all Board of Directors meetings and Committee meetings for any consecutive twelve-month period. If this attendance standard is not met, the Director's retainer for the following twelve-month period will be proportionately reduced. Full reimbursement is provided for travel expenses associated with Board or Committee meetings or other Company functions.

Directors may annually elect to defer compensation into a non-qualified deferred compensation plan (NQDC). Participants in the NQDC plan may select from a group of externally managed investment options. The Company also does not guarantee returns for any component of funds deferred in the NQDC plan.

Director Compensation Table
Name	Fees Earned or paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation	All Other Compensation	Total
Charles B. Arnold	$25,000	$—	$—	$—	$—	$—	$25,000
Winfield Baird	17,000	—	—	—	—	—	17,000
Fleming G. Brooks	—	23,000	—	—	—	—	23,000
Fred Clark, Jr.	25,000	—	—	—	—	—	25,000
Elizabeth B. Crawford	23,000	—	—	—	—	—	23,000
Mickey L. Murdock	28,000	—	—	—	—	—	28,000
Frank B. O'Neil	—	26,000	—	—	—	—	26,000
Donald S. Pittman	—	27,000	—	—	—	—	27,000
Paul C. Wesch	25,000	—	—	—	—	—	25,000
L. Brunson White	25,000	—	—	—	—	—	25,000
Walter P. Wilkerson	28,500	—	—	—	—	—	28,500

Selection of Directors

The Board of Directors is responsible for management oversight, and its goal is to assemble a board that works cohesively and that constructively challenges and questions management. The Nominating Committee Charter sets forth the following guidelines for Board membership:

•	Experience as a board member of another publicly traded corporation

•	Experience in industries or with technologies relevant to the Company

•	Experience in accounting or financial reporting

•	Other such professional experience as the Nominating Committee shall determine to qualify an individual for Board Service
It is the goal of the Nominating Committee to ensure that the Board and its Committees include independent directors as promulgated by NASDAQ and the Securities and Exchange Commission. Directors shall exercise good business judgment and even temperament. Directors shall exhibit high ethical standards. Directors shall also be independent thinkers with the intelligence to articulate their thoughts and opinions in a constructive manner. As stated in the Nominating Committee's Charter, it is the Company's policy to not discriminate on the basis of race, gender or ethnicity and the board is supportive of any qualified candidate who would also provide the board with more diversity. The Board has not adopted any policy on diversity with respect to its directors, but seeks a balance of experience among the directors so that the Board as a whole has experience and training from various disciplines and industries.

To review the charter of the Nominating Committee in its entirety, please visit: http://investors.nationalsecuritygroup.com/govdocs.

Board Leadership Structure and Risk Oversight

While the By-laws and corporate governance policy do not require that the Chairman and Chief Executive Officer positions be separate, the Board believes that having separate positions is the appropriate leadership structure for the Company at this time. Currently, the Board is comprised of ten independent directors, three employee directors and two non-voting directors emeriti. Independent directors and management have different perspectives and roles in strategy development. The Company does not have a lead independent director as the current board chairperson is an independent director. Independent directors bring experience, oversight and expertise from outside the organization, while employee directors bring industry experience and expertise.

Management is responsible for the day-to-day management of risks, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. Executive Officers are present at every board meeting and most committee meetings and are available to address any questions or concerns raised by the directors regarding risk management and any other matters. In addition, executive officers present information regarding the Company's operations, including associated risks and mitigation measures at each Board meeting. The Audit Committee lends support to the Board of Directors in reviewing the Company's consideration of material risks and overseeing the Company's management of material risks.

Corporate Governance

The system of governance followed by the Company is codified in the Policy on Corporate Governance, Senior Financial Officers' Code of Ethics and the charters of the Nominating and Audit Committees of the Board of Directors. The guidelines provided in these documents are intended to give surety that the Board will have the necessary power and practices in place to review and evaluate the Company's business operations and to make decisions that are independent of the Company's management.

The corporate governance documents, including committee charters, are reviewed periodically and updated when necessary to reflect changes in practice and regulatory requirements. The Board has five committees: an Audit Committee, a Compensation Committee, a Dividend Committee, a Nominating Committee and an Executive Committee. The corporate governance policy, Nominating Committee Charter, Audit Committee Charter and Code of Ethics are posted on the Company's website at http://investors.nationalsecuritygroup.com/govdocs. If you would like to receive a copy of the corporate governance documents, send your request in writing to The National Security Group, Inc., Office of the Corporate Secretary, 661 East Davis Street, Elba, Alabama 36323.

Meetings and Executive Sessions of the Board

The Board of Directors holds regularly scheduled quarterly meetings. During the last full calendar year, the Board of Directors of the Company held four regularly scheduled meetings. Executive sessions of independent directors followed each regularly scheduled board meeting. All directors attended at least 75% of the meetings of the Board of Directors. The Company has not adopted a formal policy regarding Board members' attendance at the Company's annual stockholder meetings; however, the Company encourages all Board members to attend the annual stockholder meetings. All of the Company's directors attended the 2018 Annual Meeting of Stockholders.

The following provides a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants at its discretion when it is believed the services of said persons are necessary to carry out the committee's responsibilities. The Board of Directors has determined that each member of each committee meets the standards of independence under the NASDAQ listing standards.

Committees of the Board

Committee appointments are made in May of each year. Currently the Board has five standing committees: Audit, Compensation, Dividend, Nominating and Executive. Details of Committee attendance for each Board member can be found on pages 12-14 and for each Nominee on pages 4-5.

Audit Committee
The Audit Committee assists the Board in its supervisory function, specifically in the oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. Responsibilities include overseeing the Company's internal accounting function, as well as compliance with applicable legal, ethical and regulatory requirements. The Committee is also charged with the appointment, compensation, retention and oversight of the Company's independent registered public accounting firm. The Committee has confidence in the expertise and knowledge of management and the independent registered public accounting firm. The Committee relies on management and the independent registered public accounting firm in carrying out the duties with which it is charged. The Committee's duties are described in detail in the Audit Committee Charter which is available on the Company's website http://investors.nationalsecuritygroup.com/govdocs. The Board has designated Mickey L. Murdock and Charles Arnold as the audit committee financial experts as defined by the Securities and Exchange Commission rules.

Compensation Committee
The primary responsibilities of the Compensation Committee include: responsibility for recommending officers, setting the salaries of officers, setting fees for directors, approval of officer bonuses and presenting such information to the Board of Directors for full consideration.

Dividend Committee
The key responsibility of the Dividend Committee is to determine the amount of dividends paid to stockholders and recommend such payments for consideration to the full Board.

Nominating Committee
The key responsibilities of the Nominating Committee are to determine the slate of director nominees for election to the Company's Board of Directors and identify and propose candidates to fill vacancies occurring between annual stockholder meetings. No procedure has been established by the committee for considering nominations by the stockholders.

Executive Committee
The Executive Committee is empowered by the By-laws to act with the authority of the full board when necessary should events arise in which the full board is unavailable. There have been no meetings of the Executive Committee.

Independent Directors

The Board evaluates the independence of each director in accordance with applicable laws and regulations, the listing standards of the NASDAQ Stock Market and the standards set forth in the Policy on Corporate Governance. The Board has determined that the following directors are considered independent based on the aforementioned guidelines: Charles B. Arnold, Fleming G. Brooks, Fred Clark, Jr., Elizabeth B. Crawford, Mickey L. Murdock, Frank B. O'Neil, Donald S. Pittman, Paul C. Wesch, L. Brunson White and Walter P. Wilkerson.

Stockholder Communications with Directors

A stockholder who would like to communicate directly with the Board, a committee of the Board, the non-employee directors as a group or with an individual director, should send the communication to:

The National Security Group, Inc.
Office of the Corporate Secretary
Board of Directors [or committee name, the non-employee directors as a group or director's name, as appropriate]
661 East Davis Street
Elba, Alabama 36323

All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board on a periodic basis.

Certain Relationships and Related Transactions

The family relationships, not more remote than first cousin, which exist among the directors and nominees as of December 31, 2018, are as follows: W. L. Brunson, Jr., Donald S. Pittman and Jack E. Brunson are first cousins. Mr. James Saxon (Director Emeritus) is the uncle of L. Brunson White. Winfield Baird (Director Emeritus) is the father of Elizabeth B. Crawford. See also the discussion under the heading "Compensation Committee Interlocks and Insider Participation."

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee of the Board of Directors believes its policies and procedures should remain flexible in order to: best react to changing conditions; ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements; and ensure that the corporate accounting and reporting practices of the corporation are of the highest quality. In carrying out its responsibilities, the audit committee pre-approves audit fees as well as reviews and approves the scope of the proposed audit, audit procedures and other services to be performed.

Compensation Discussion and Analysis

Executive Compensation

The primary oversight of the Company's compensation plan for executive officers rests with the Compensation Committee of the Board of Directors, which is composed entirely of independent directors.

The primary objective of the Compensation Committee in setting compensation levels for executive officers is to enhance the Company's ability to attract and retain talented individuals for its executive positions by ensuring that we provide competitive benefits relative to our size and geographic location. The current compensation plan consists of three elements: base salary, short-term cash incentive compensation and retirement benefits under a 401(k) plan and a supplemental executive retirement plan (SERP). Base salaries are set by the Compensation Committee, including any annual increases, and are ratified by the independent directors. The Compensation Committee considers factors such as industry surveys, particularly focusing on those companies of similar size and business focus, individual performance and changes in job duties of named executives in any material adjustments in individual compensation levels.

The Compensation Committee reviews salary levels periodically relative to the compensation of peer group executive officers. As part of our review, we utilize insurance industry executive compensation surveys, particularly those which provide composite information for the Company's applicable size category, as determined by annual insurance premium revenue and/or asset size.

The committee also periodically engages consultants to independently review our executive compensation practices. Due to other considerations such as geographic location of the Company, base compensation levels for the executive officers of the Company are typically at or below median levels for each of the applicable job classifications provided in the executive compensation surveys.

The objective of the incentive plan provided to executive officers is to reward executives for achieving quantifiable targets linked to the Company's strategic and operational goals. The incentive plan further rewards performance that builds financial strength and enhances stockholder value. The incentive plan uses weighted ranges of returns on equity (50%), growth in gross written premium (10%) and statutory combined ratio of the property and casualty subsidiaries (40%) to determine incentive rewards. The incentive plan also sets a three-year rolling minimum threshold of a 5% average return on GAAP equity inclusive of the subject bonus year. This minimum threshold must be reached before any award is made under the incentive plan. No incentive plan awards were made for 2018.

Executive officers are covered by two primary retirement benefit plans. We offer a defined contribution 401(k) plan under which all employees may defer a portion of compensation, subject to IRS limits for 2018 of $18,500 per year and over age 50 "catch-up" contributions for 2018 of $6,000 per year. The Company will match employee deferrals on a dollar for dollar basis up to 5% of compensation subject to IRS limits. During 2018, the Company match paid to all executive officers totaled $32,510. We also provide a supplemental executive retirement plan (SERP) for our named executive officers. The Company contributes 15% of each executive's compensation under the terms of this plan; contributions are fully vested upon the earlier of death, disability, change in control, or ten years of participation in the plan. Payments under the SERP are payable following death, separation from service, or change in control. The benefits credited to participant accounts for 2018 totaled $97,934.

The Company also offers its executive officers and directors a non-qualified deferred compensation (NQDC) plan. Executives have the option of deferring up to 25% of base pay and 100% of bonus into the NQDC plan. Participants in the NQDC plan may select from a group of externally managed investment options, none of which contain equity components tied to Company stock performance. The Company also does not guarantee returns for any component of deferrals in the NQDC plan. The Compensation Committee may recommend to the Board of Directors discretionary company contributions to the NQDC plan for named executives; however, no such discretionary contributions were made for 2018.

The Company currently does not have a long-term incentive compensation plan or any stock based compensation arrangements for executive officers, other than an Employee Stock Ownership Plan in which all employees participate. These compensation arrangements, while not currently offered, may be considered by the Compensation Committee as a future element of executive compensation. Even though the Company does not currently offer long-term incentive compensation or stock based compensation as a component of executive compensation, the Compensation Committee does believe that the long-term interests of the executives are tied to the Company as the executive group and immediate family members of certain executives own, through various direct and indirect ownership arrangements, in excess of 25% of the total outstanding common stock of the Company.

We do not offer any perquisites to any of our executive officers with an aggregate value greater than $10,000.

All forms of executive compensation, with the exception of amounts deferred under NQDC plans and Company SERP contributions, are currently deductible by the Company under Federal Income Tax laws. The Compensation Committee does not believe that the deductibility limitations of Section 162(m) of the Internal Revenue Code as amended by the Tax Cuts and Jobs Act of 2017 applies to the Company in 2018 as no individual of the Company received more than $1 million in compensation.

The Board of Directors has adopted an anti-hedging policy for directors and employees. The Board has also adopted stock ownership targets for directors requiring their ownership of the greater of 3,000 shares or an amount of shares equal to three years' annual Board cash compensation. New directors have three years to comply with this policy.

None of the executive officers are currently under written employment agreements or other written agreements providing for severance or change in control benefits other than immediate vesting of SERP plan balances under a change in control.

In accordance with the SEC's Smaller Reporting Company guidelines, the above compensation discussion and analysis is not required, but has been included to inform investors of executive compensation practices. Also in accordance with the SEC's Smaller Reporting Company guidelines, the following table provides a summary of compensation for the President and CEO as well as the next two most highly compensated executive officers.

Summary Compensation Table
Name and Principle Position	Year	Salary	Bonus*	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Plan Compensation	All Other Compensation**	Total
W. L. Brunson, Jr.	2018	$256,620	$—	$17,744	$—	$—	$—	$59,140	$333,504
President and CEO The National Security Group, Inc.	2017	256,620	—	15,781	—	—	—	68,941	341,342
	2016	256,620	—	12,304	—	57,949	—	74,785	401,658

Jack E. Brunson	2018	$182,070	$—	$15,050	$—	$—	$—	$41,791	$238,911
President, National Security Fire and Casualty	2017	182,070	—	15,781	—	—	—	50,747	248,598
	2016	182,070	—	12,304	—	41,115	—	57,510	292,999

Brian R. McLeod	2018	$214,200	$—	$17,744	$—	$—	$—	$52,380	$284,324
Vice President and CFO The National Security Group, Inc.	2017	214,200	—	15,781	—	—	—	61,855	291,836
	2016	214,200	—	12,304	—	48,370	—	68,313	343,187
*Bonus amounts are generally paid in March or April following the year in which the bonus is earned.
**"All Other Compensation" includes the following for W. L. Brunson, Jr. for the year 2018: contributions to the 401(k) Retirement Plan of $11,986, SERP contributions of $38,493 and other employee benefits of $8,661; Jack E. Brunson total for the year 2018 includes: 401(k) Retirement Plan contributions of $9,360, SERP contributions of $27,311 and other employee benefits of $5,120; Brian R. McLeod total for the year 2018 includes: 401(k) Retirement Plan contributions of $11,164, SERP contributions of $32,130 and other employee benefits of $9,086.

Non-Qualified Deferred Compensation Table*
Name	Executive Contributions in Last FY	Registrant Contributions in Last FY**	Aggregate Earnings in Last FY	Aggregate Withdrawals/Distributions	Aggregate Vested Balance at Last FY
W. L. Brunson, Jr.	$—	$38,493	$(36,307)	$—	$703,234
Jack E. Brunson	—	27,311	(21,101)	—	527,685
Brian R. McLeod	—	32,130	(17,804)	—	555,585
*Deferred amounts and contributions are credited with deemed investment earnings as if they were invested in one or more designated mutual funds pursuant to an investment election made by the participants as of the date of deferral.
**Registrant contributions are included in “Other Compensation” to Executives in the Summary Compensation Table.

Employee Benefits

All full-time employees are eligible to participate in the Company's 401(k) plan. The Company matches employee contributions $1 for $1 up to 5% of total compensation of an individual employee. The Company contributions are made at the end of each payroll period and allocated among the participants' plan accounts based on compensation received during the year for which the contribution is made. All Company matching contributions are 100% vested when contributed to the plan account. Benefits are generally payable only upon termination, retirement, disability or death.

The Company maintains a separate qualified Employee Stock Ownership Plan (ESOP) which enables its eligible employees to acquire a proprietary interest in the Company's common stock and to provide retirement and other benefits to such employees. All full-time employees are eligible to participate in the ESOP plan. During 2018, $232,000 was contributed to the ESOP to fund the purchase of shares on the open market.

Report of Compensation Committee

The Compensation Committee provides this report, although not required by smaller reporting companies, as a matter of good corporate governance and accountability to our stockholders. The Compensation Committee is composed of independent directors, as defined by NASDAQ listing standards. The Committee was appointed by the Board and chartered to oversee the compensation of Company executives and directors and to review and approve all incentive compensation awarded by the Company. The Compensation Committee met one time in 2018 and reported a summary of its meetings periodically to the Board.

Recommendations of the Compensation Committee: We have reviewed and discussed the Compensation Discussion and Analysis (CD&A) as required by Item 402(b) of Regulation S-K with the Company's management. Based on this review and these discussions, the Committee authorized the inclusion of the CD&A in the Company's 2018 Annual Report on Form 10-K and Proxy Statement to be filed in 2019.

This report has been furnished by the Compensation Committee of the Board of Directors.

Frank B. O'Neil, Chairman
Fred Clark, Jr.
Paul C. Wesch
L. Brunson White

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors is currently comprised of Frank B. O'Neil (chairman), Fred Clark, Jr., Paul C. Wesch and L. Brunson White, all of whom are independent directors. The Committee members receive director fees as described in this proxy statement and do not receive any other compensation from the Company.

Audit Committee Report

The Audit Committee, currently consisting of three independent directors , assists the Board of Directors with fulfilling its oversight responsibilities for the integrity of the Company's financial statements, the financial reporting process, the system of internal controls and risk management, external audit process, independent registered public accounting firm's findings and recommendations, independence and performance, as well as the Company's process for monitoring compliance with laws and regulations.

The Audit Committee met six times in 2018 and reported a summary of its meetings periodically to the Board. The President, the Chief Financial Officer, and the Independent Auditor attended all regular meetings. Furthermore, the Audit Committee met separately with management and the Independent Auditor.

In 2018, in accordance with its charter, the Audit Committee reviewed the Company's annual and interim financial statements, including non-financial information, prior to publication thereof. It also assessed in its quarterly meetings the adequacy and appropriateness of internal control policies and internal audit programs and their findings.

In its 2018 meetings, the Audit Committee periodically reviewed matters relating to accounting policies, financial risks and compliance with accounting standards. Compliance with statutory and legal requirements and regulations, particularly in the financial domain, was also reviewed. Important findings, identified risks and follow-up actions were examined thoroughly in order to allow appropriate measures to be taken. These reviews included discussion with Warren Averett, LLC, our Company's independent registered public accountants, of various matters that are required to be discussed under Public Company Accounting Oversight Board (PCAOB) standards. The Committee discussed the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements with Warren Averett, LLC. The committee also discussed matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter to the committee pursuant to applicable requirements of the PCAOB regarding the independent accountants’ communications with the committee concerning independence with Warren Averett, LLC. With regard to the independent audit, the Audit Committee reviewed the proposed audit scope, approach and fees, the independence of the independent registered public accounting firm, and non-audit services provided by the independent registered public accounting firm.

In 2018, the Audit Committee periodically discussed the company's policy on business controls and the Company's major areas of risk. The Audit Committee was informed on, discussed and monitored closely the company's internal control certification processes, in particular compliance with section 404 of the US Sarbanes-Oxley Act and its requirements regarding assessment, review and monitoring of internal controls. In addition, the Committee also reviewed output from rating agency capital adequacy models, results of various testing performed by outside actuaries, catastrophe modeling results, investment risk and regulatory changes related to cyber security.

Based upon the Audit Committee's discussion with management and the Independent Auditor and the Audit Committee's review of the representation of management and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission.

Mickey L. Murdock, Chairman
Donald S. Pittman
Charles B. Arnold

Company Performance

The following graph shows a five-year comparison of cumulative returns for the Company, the NASDAQ STOCK MARKET INDEX (U.S.), NASDAQ Insurance Stocks Index and SNL Small Cap U.S. Insurance Index. The cumulative total return is based on change in the yearend stock price plus reinvested dividends for each of the periods shown.

	Period Ending
Index	12/31/2013	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
National Security Group, Inc.	100.00	136.66	156.75	184.35	172.16	138.78
NASDAQ Stock Market Index	100.00	114.75	122.74	133.62	173.22	168.30
SNL Small Cap U.S. Insurance Index	100.00	105.94	95.87	120.77	133.56	138.47
SNL U.S. Insurance Underwriter Index	100.00	115.98	121.46	144.89	178.16	168.48

Stock Ownership of Certain Beneficial Owners

The following table sets forth those persons who beneficially owned, as of December 31, 2018, five percent or more of the Company's common stock. Unless otherwise noted, each beneficial owner has sole voting and investment powers.

Name and Address	Amount and Nature of Beneficial Ownership of Company Stock	Percentage of Class
Brunson Properties, a partnership (W. L. Brunson Estate), Elba, Alabama 36323	366,445	14.50%
Meridian Investments I, LLC Fargo, North Dakota	316,550	12.53%

Section 16(a) Beneficial Ownership Reporting Compliance

The Federal Securities laws require the Company's directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's common stock. We have reviewed copies of these SEC reports as well as other records and information. Based on that review, we believe that all reports were timely filed during 2018, except for reports made by Meridian Investments I, LLC related to purchases of stock.

Stockholders’ Proposals

In order for a proposal by a stockholder of the Company to be eligible to be included in the proxy statement and proxy form for the Annual Stockholders’ Meeting to be held in 2020, the proposal must be received by the Company at its headquarters, 661 E. Davis Street, Elba, Alabama 36323, on or before December 6, 2019.  The Board of Directors will review any stockholder proposals that are filed to determine whether such proposals meet applicable criteria for inclusion in the 2020 Proxy Statement for consideration at the 2020 Annual Meeting.

Transfer Agent and Registrar

Computershare is the Transfer Agent and Registrar for the Company’s common stock:

Computershare
P.O. Box 505000
Louisville, KY  40233
1-800-368-5948
www.computershare.com

Annual Reports and Financial Statement

A copy of the Company's Annual Report to Stockholders for the calendar year ended December 31, 2018, accompanies this proxy statement. The Company maintains a website (www.nationalsecuritygroup.com). The National Security Group, Inc.'s Annual Reports to Stockholders, and/or a copy of the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to such reports that the Company files or furnishes pursuant to Section 13(a) of the Securities Exchange Act of 1934 are available through our internet website, free of charge, as soon as reasonably practical upon having been electronically filed or furnished to the Securities and Exchange Commission.

Other Matters

The Board of Directors of the Company does not know any other matters to be brought before the meeting. If any other matters, not now known, properly come before the Meeting or any adjournments thereof, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their judgment in such matters.

Important Notice Regarding Delivery of Stockholder Documents

Beneficial owners of Common Stock who share a single address may receive only one copy of the Notice of Internet Availability or the Proxy Materials, as the case may be, unless their broker, bank, trustee or nominee has received contrary instructions from any beneficial owner at that address. This practice, known as "householding," is designed to reduce printing and mailing costs. If any beneficial stockholder(s) sharing a single address wish to discontinue householding and receive a separate copy of the Notice of Internet Availability or the Proxy Materials, as the case may be, they may contact Broadridge, either by calling (866) 540-7095, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

A majority of brokerage firms have instituted householding. If your family has multiple holdings in The National Security Group, Inc. that are held in street name with a broker, you may have received householding notification directly from your broker. If so, please contact your broker directly if you have any questions, if you require additional copies of the proxy statement or annual report, if you are currently receiving multiple copies of the proxy statement and annual report and wish to receive only a single copy, or if you wish to revoke your decision to household and thereby receive multiple statements and reports.

Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by The National Security Group, Inc. under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement titled "Report of Compensation Committee," and "Audit Committee Report" (to the extent permitted by the rules of the SEC), as well as the exhibits to this proxy statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Date: April 5, 2019

THE NATIONAL SECURITY GROUP, INC.
W. L. Brunson, Jr.
President

Appendix A

NATIONAL SECURITY GROUP, INC.
2019 EQUITY INCENTIVE PLAN

1.	Purpose.

The purpose of the National Security Group, Inc.’s 2019 Equity Incentive Plan is to further corporate profitability and growth in share value of National Security Group, Inc. (the “Company”) by offering proprietary interests in the Company to those key officers, employees, consultants and directors who will be largely responsible for such growth, and to enhance the Company’s ability to recruit and retain qualified executives and key employees through long-term incentive compensation in the form of proprietary interests in the Company.

2.	Definitions.

“Award” shall mean any grant or award under the Plan.

“Award Notice” shall mean a document or other record, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award. Award Notices may be in the form of individual award notices, agreements or certificates or a program document describing the terms and provisions of Awards or series of Awards under the Plan. An Award Notice and the acceptance thereof by a Participant shall be in a written document unless the Committee, in its discretion, provides for the use of electronic, internet or other non-paper Award Notices, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

“Award Period” shall mean the period of one or more calendar years fixed by the Committee with respect to Awards of Performance Shares with the same Date of Grant (but no more than five years) commencing with each Date of Grant, except that the Award Period for a recently hired employee may be for such lesser period (but not less than one calendar year) as determined by the Committee.

“Beneficial Ownership” is used as such term is used within the meaning of Rule 13d-3 promulgated under the Exchange Act.

“Board” shall mean the Board of Directors of the Company.

"Business Days" means any day other than Saturday, Sunday or any holiday observed by banks in the United States.

“Cause” shall mean (i) the Participant has been convicted in a federal or state court of a crime classified as a felony; (ii) action or inaction by the Participant (A) that constitutes embezzlement, theft, misappropriation or conversion of assets of the Company or a Subsidiary which, alone or together with related actions or inactions, involve assets of more than a de minimis amount, or that constitutes intentional fraud, gross malfeasance of duty, or grossly inappropriate conduct, and (B) such action or inaction has adversely affected or is likely to adversely affect the business of the Company and its Subsidiaries, taken as a whole, or has resulted or is intended to result in direct or indirect gain or personal enrichment of the Participant to the detriment of the Company and its Subsidiaries; or (iii) the Participant has been grossly inattentive to, or in a grossly negligent manner failed to competently perform, Participant’s job duties and the failure was not cured within 45 days after written notice from the Company.

“Change in Control” shall mean the occurrence of any one of the following events during the term of this Plan: (i) a change in the ownership of the Company as defined in the regulations under Code Section 409A; or (ii) a change in the effective control of the Company as defined in the regulations under Code Section 409A; or (iii) a change in the ownership of a substantial portion of the assets of the Company as defined in the regulations under Code Section 409A.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

“Committee” shall mean the Compensation Committee of the Board (or such other committee of the Board that the Board shall designate from time to time) or any subcommittee thereof comprised of two or more directors each of whom shall be determined by the Board to be independent in accordance with the requirements of the NASDAQ Stock Exchange and a “non-employee director” within the meaning of Rule 16b-3, as promulgated under Section 16 of the Exchange Act.

“Common Stock” shall mean the common stock, par value $0.01 per share, of the Company.

“Company” shall mean National Security Group, Inc., a Delaware corporation.

“Consultant” shall mean any natural person engaged by the Company to provide services as a consultant or advisor, if such consultant or advisor provides bona fide services to the Company that are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Date of Grant” shall mean with respect to an Award under the Plan the date specified by the Board or if no date of grant is specified, the date that the Board or the Committee takes action or is deemed to take action to grant such Award; provided that the Board or the Committee may specify that the date of grant for an Award of Performance Shares, Restricted Stock or Restricted Units made within the first 90 days of a calendar year shall be January 1 of such calendar year.

“Director” shall mean a person who is elected and is currently serving as a member of the Board of Directors of the Company or a Subsidiary.

“Disability” means that the Participant is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under the disability insurance, if any, covering employees of the Companies, or (iii) determined to be totally disabled by the Social Security Administration.

"Dividend Equivalent" means an amount equal to any dividends paid by the Company with respect to a share of Common Stock during the Award Period or Interim Period in the case of Performance Shares or during the Restricted Period in the case of Restricted Stock and Restricted Units.

“Employee” shall mean any natural person (including any officer) employed by the Company or a Subsidiary in a continuous and regular salaried employment relationship, which shall include (unless the Committee otherwise determines) periods of vacation, approved leaves of absence, and any salary continuation or severance pay period.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

"Executive Officer” shall mean the Corporation’s principal executive officer, principal financial officer, all Section 16(b) officers, and all other senior officers whose compensation is individually reviewed by the Corporation’s Compensation Committee.

“Fair Market Value” on any date shall mean (i) if the Shares are actively traded on any national securities exchange or reported on NASDAQ/NMS on a basis which reports closing prices, the closing sales price of the Shares on the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding day on which it was open; (ii) if the Shares are not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Shares on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bid on the next preceding day on which there were bids; or (iii) if the Shares also are not traded on the over-the-counter market, the Fair Market Value as determined by the Committee by the reasonable application of a reasonable valuation method that takes into consideration all available information material to the value in accordance with Section 409A.

“Freestanding SAR” means a SAR that is granted independently of any Options as described in Section 8 herein.

“Good Reason” (or a similar term denoting constructive termination) has the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between a Participant and the Company or a Subsidiary; provided, however, that if there is no such employment, severance or similar agreement in which such term is defined, “Good Reason” shall have the meaning, if any, given such term in the applicable Award Notice. If not defined in any such document, the term “Good Reason” as used herein shall not apply to a particular Award.

“Incentive Stock Option” shall mean an Option which is intended to meet the requirements of Code Section 422.

“Interim Period” shall mean a period of calendar months (which must be for at least one year) fixed by the Committee with respect to Awards of Performance Shares with the same Date of Grant, which period is less than the full Award Period commencing on the Date of Grant.

“Nonqualified Stock Option” shall mean an Option which is not intended to be an Incentive Stock Option.

“Normal Retirement” shall mean retirement at or after the Participant reaches the later of either (i) sixty (60) years of age or (ii) the earliest age at which the Participant may retire and receive a retirement benefit without penalty under any qualified retirement plan maintained by the Company or any of its Subsidiaries in which such Participant participates.

“Option” shall mean the right to purchase the number of shares of Common Stock specified by the Committee, at a price and for the term fixed by the Committee granted in accordance with Section 7 hereof and subject to any other limitations and restrictions imposed by the Plan or the Committee.

“Other Stock-Based Awards” shall mean an Award granted under Section 10 hereof.

“Participant” shall mean an Employee, Consultant or Director who is selected by the Committee to receive an Award under the Plan as herein provided.

“Performance Share” shall mean the equivalent of one share of Common Stock granted under Section 6 which becomes vested and nonforfeitable upon the attainment, in whole or in part, of performance objectives determined by the Committee. References to Performance Shares shall include Qualified Performance Shares where no distinction is required.

“Plan” shall mean the National Security Group, Inc. 2019 Equity Incentive Plan as set forth herein and as may be amended from time to time.

“Restricted Period” shall mean the period during which the transfer of Restricted Stock or Restricted Units is limited in some way (based upon the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Committee) and the Restricted Stock or Restricted Units are subject to a substantial risk of forfeiture.

“Restricted Stock” shall mean any Award of Common Stock granted under Section 9 which does not become vested and nonforfeitable, in whole or in part, until the satisfaction of such conditions as shall be determined by the Committee.

“Restricted Unit” shall mean any Award of a contractual right granted under Section 9 to receive Common Stock (or, at the discretion of the Committee, cash based on the Fair Market Value of a Share of the Common Stock) which becomes vested and nonforfeitable, in whole or in part, upon the satisfaction of such conditions as shall be determined by the Committee.

“Section 16 Reporting Person” shall mean any person who is an officer or director of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Section 409A” shall mean Code Section 409A and the regulations promulgated thereunder.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shares” shall mean shares of the Common Stock of the Company reserved under Section 4 hereof for Awards under the Plan, or such other securities as may become subject to Awards pursuant to an adjustment pursuant to Section 13 of the Plan.

“Stock Appreciation Right” or “SAR” shall mean any Award of a contractual right granted under Section 8 to receive cash, Common Stock or a combination thereof.

“Subsidiary” shall mean any corporation of which the Company possesses directly or indirectly eighty percent (80%) or more of the total combined voting power of all classes of stock of such corporation and any other business organization, regardless of form, in which the Company possesses directly or indirectly eighty percent (80%) or more of the total combined equity interests in such organization.

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Section 8 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the related Option, the Tandem SAR shall be similarly cancelled).

“Termination” shall mean, except with respect to Performance Shares, the end of a Participant’s relationship with the Company or a Subsidiary as an Employee, Consultant or Director if at such time the Participant has no other relationship as an Employee, Consultant or Director of the Company or a Subsidiary; with respect to Performance Shares, “Termination” shall have the meaning set forth in Section 14(c) of the Plan.

"Whole Month" shall mean a calendar month in which the Participant was an Employee for at least 10 Business Days.

“2 ½ Month Period” shall mean the period ending on the later of either the 15th day of the third month following the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture or the 15th day of the third month following the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; Performance Shares, if earned, shall be considered no longer subject to a risk of forfeiture on the last day of the Award Period or Interim Period for which they are earned.

3.	Administration of the Plan.

The Plan shall be administered by the Committee which, subject to the provisions of the Plan, shall have the authority

(a) to select the Participants in the Plan;

(b) to determine the Awards to be made to each Participant selected to participate in the Plan;

(c) to determine the conditions subject to which Awards will become payable under the Plan;

(d) to determine whether and to what extent and under what circumstances an Award may be settled in, or the exercise price may be paid in cash, Common Stock, other Awards, or other property;

(e) to prescribe the form of each Award Notice, which need not be identical for each Participant;

(f) to make all decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

(g) to amend the Plan or any Award Notice as provided herein.

The Committee shall have full power to administer and interpret the Plan and to adopt such rules, regulations, guidelines and procedures consistent with the terms of the Plan as the Committee deems necessary or advisable in order to carry out the provisions of the Plan. Except as otherwise provided in the Plan, the Committee’s interpretation and construction of the Plan and its determination of any conditions applicable to Awards or the granting of Awards to specific Participants shall be conclusive and binding on all Participants.

The Committee may delegate to one or more of its members or to one or more officers of the Company or a Subsidiary or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ such legal counsel, consultants and agents (including counsel or agents who are employees of the Company or a Subsidiary) to render advice with respect to any responsibility the Committee or such individuals may have under the Plan, and may rely upon any opinion received from any such counsel, consultant or agent and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including, without limitation, for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member or former member of the Board or the Committee shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan other than as a result of such individual’s willful misconduct.

Each Award shall be evidenced by an Award Notice. Each Award Notice shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

4.	Maximum Amount of Shares Available for Awards.

(a)     Maximum Number of Shares. The number of Shares that may be distributed as Awards under the Plan shall be a total of 200,000 shares of Common Stock subject to adjustment under Section 13 of the Plan. Notwithstanding the foregoing, but subject to the provisions of Section 13, the maximum number of Shares which may be subject to Awards granted to a Participant in any calendar year shall be 50,000 shares of Common Stock.

(b)     Shares Available for Issuance. Shares may be made available from the authorized but unissued shares of Common Stock, from shares of Common Stock held in the Company’s treasury and not reserved for another purpose, or from shares of Common Stock purchased on the open market. If any Award is payable solely in cash, no shares shall be deducted from the number of shares available for issuance under Section 4(a) by reason of such Award except in the case of the exercise of a Stock Appreciation Right. If any Award in respect of Shares is cancelled or forfeited for any reason without delivery of the Shares (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of the related Option upon exercise of the corresponding Tandem SAR), the Shares subject to such Award shall thereafter again be available for an Award pursuant to the Plan. Whenever Shares are received by the Company in connection with the exercise of or payment for any Award granted under the Plan, only the net number of shares actually issued shall be counted against the limit in Section 4(a) hereof and the Shares not issued shall be treated in the same manner as Shares subject to cancelled or forfeited Awards.

5.	Eligibility and Participation.

    (a)     Eligibility. Persons eligible to participate in this Plan include all Employees, Consultants and Directors; provided that Directors and Consultants shall not be eligible to receive Performance Shares under the Plan.

(b)     Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Consultants and Directors, Participants to whom Awards shall be granted and shall determine the nature of such Awards. Selection of Participants may be made individually or by group or class of similarly situated persons who are eligible to participate in the Plan. The Committee shall select Participants, who in the judgment of the Committee, have an opportunity to influence the long-term profitability of the Company.

6.	Performance Shares.

    (a)     Performance Share Awards. The Committee shall have the authority to grant Awards of Performance Shares to Employees on such terms and conditions as may be determined by the Committee. Performance Shares shall be deemed to be received by an Employee as of the Date of Grant in the year the related Performance Share Award is granted. At the time of grant of each Performance Share Award, the Committee shall decide the Award Period and whether there will be an Interim Period. Any Employee may be granted more than one Performance Share Award under the Plan.

No Participant shall be entitled to receive any dividends or dividend equivalents on Performance Shares; with respect to any Performance Shares, no Participant shall have any voting or any other rights of a Company stockholder; and no Participant shall have any interest in or right to receive any Shares prior to the time the Committee determines the form of payment of Performance Shares pursuant to this Section 6. The Committee may determine at the Date of Grant whether and to what extent to credit to the account of a recipient of Performance Shares, an amount equal to the Dividend Equivalent on a number of Shares corresponding to the Performance Shares subject to an Award, in which event the credit for the Dividend Equivalent shall be paid at the time of payment of the Award as provided in Section 6(c) hereof.

(b)    Performance Goals. The Committee shall establish performance goals for Performance Shares which may be based on any criteria selected by the Committee. Such performance goals may be described in terms of Company-wide objectives or in terms of objectives that relate to the performance of the Participant, a Subsidiary or a division, region, department or function within the Company or a Subsidiary and may relate to relative performance as compared to an outside reference or peer group. Performance goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of peer companies, or a published or special index, or a stock market index, that the Committee deems appropriate. Performance goals need not be based upon an increase or positive result under a business criterion and could include, for example, the maintenance of the status quo or the limitation of economic losses (measured, in each case, by reference to a specific business criterion). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or an Affiliate conducts its business, or other events or circumstances render performance goals to be unsuitable, the Committee may modify such performance goals in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit or function during a performance period, the Committee may determine that the performance goals or performance period are no longer appropriate and may (i) adjust, change or eliminate the performance goals or the applicable performance period as it deems appropriate to make such goals and period comparable to the initial goals and period, or (ii) make a cash payment to the participant in an amount determined by the Committee.

    In determining whether a performance goal has been satisfied, the Committee shall include a credit or allowance for dividends declared during an Award Period. In addition, the Committee may provide in any Award of Performance Shares that any evaluation of performance may include or exclude any of the following described events that occur during an Award Period: (i) changes in capital structure as described in Section 13 hereof; (ii) the effect of changes in tax laws, accounting principles or other laws and provisions affecting reported results; or (iii) acquisitions or divestitures.

(c)    Payment of Performance Share Awards. Each Participant who is granted an Award of Performance Shares shall be entitled to payment of the Award if and after the Committee has determined that the conditions for payment of the Award set by the Committee have been satisfied during the Award Period. If the Committee determines that there shall be an Interim Period for the Award to any Participant, each such Participant granted a Performance Share Award with an Interim Period shall be entitled to partial payment on account thereof as of the close of the Interim Period, but only if and after the Committee has determined that the conditions for partial payment of the Award set by the Committee have been satisfied. Performance Shares paid to a Participant for an Interim Period may be retained by the Participant and shall not be repaid to the Company, notwithstanding that based on the conditions set for payment at the end of the Award Period such Participant would not have been entitled to payment of some or any of the Award; provided that all Awards to Executives shall be subject to the Executive Officer Recoupment Policy set forth in Section 14(h) hereof. Any Performance Shares paid to a Participant for the Interim Period during an Award Period shall be deducted from the Performance Shares to which such Participant is entitled at the end of the Award Period.

Except for payment of Awards of Performance Shares under subparagraphs (d) or (e) of this Section 6 or in Section 11 hereof, payment of Awards of Performance Shares shall be made to the Participant (or his or her personal representative), as promptly as possible, by the Company after the determination by the Committee that payment has been earned, but in no event later than the end of the 2 ½ Month Period; provided that in the event of either voluntary Termination by a Participant without Good Reason or involuntary Termination of a Participant for Cause after the close of the Award Period, any portion of an Award of Performance Shares that has not been paid on or before the date of Termination shall be forfeited and cancelled automatically and all rights of the Participant with respect to such cancelled Awards of Performance Shares shall terminate. Unless otherwise directed by the Committee, all payments on Awards of Performance Shares to Participants shall be made partly in Shares and partly in cash, with the cash portion being approximately equal to the amount of federal, state, and local taxes which the Participant's employer is required to withhold on account of such payment. The payment for the Dividend Equivalent, if any, shall be added to any cash payment to be made to a Participant with respect to the subject Performance Shares. There shall be deducted from the cash payment for Performance Shares, all taxes to be withheld with respect to the Performance Shares.

For payment of each Performance Share Award, the number of Shares to be distributed to the Participant shall equal the Fair Market Value of the total Performance Shares determined by the Committee to have been earned by the Participant less the portion of the Award that was paid in cash, divided by the Fair Market Value of a Performance Share. Unless otherwise provided in subparagraphs (d) or (e) of this Section 6 or in Section 11 hereof, the Fair Market Value shall be determined on the date specified by the Committee which must be on or after the date of the Committee's determination of the Award and prior to the payment date for the Award.

(d)     Termination Upon Death or Disability. Upon Termination by reason of death or Disability of a Participant prior to the close of an Award Period, outstanding Awards of Performance Shares and Dividend Equivalents thereon, if any, shall be deemed to be earned at the target level and payment of such Performance Shares and Dividend Equivalents thereon, if any, shall be made on the first regularly scheduled payroll payment date following the expiration of a thirty (30) day period commencing on the date of death or the date of the determination of Disability, whichever is applicable. For purposes of this Section 6(d), the Fair Market Value of the Shares shall be determined as of the date of death or the date of the determination of Disability.

(e)     Termination Upon Retirement or For Good Reason. Upon Termination of a Participant, prior to the close of an Award Period, by reason of his or her (i) Normal Retirement, or (ii) early retirement before the Normal Retirement age with the consent of the Committee, or (iii) resignation for Good Reason, then, payment of such Performance Shares and Dividend Equivalents thereon, if any, shall be made on the first regularly scheduled payroll payment date following the expiration of the thirty (30) day period commencing on the date of Termination, and the number of Performance Shares for each Award to be paid shall be computed by (x) determining the number of Performance Shares that would have been paid if the subject Award Period had ended on the December 31 immediately preceding the date of Termination (based on the conditions set by the Committee for payment of Performance Share Awards for the subject Award Period); (y) multiplying the number determined pursuant to clause (x) by a fraction, the numerator of which is the number of Whole Months during the subject Award Period that the Participant was an active Employee, and the denominator of which is the number of Whole Months in the Award Period; provided that in the event such computation results in a fractional share of a Performance Share, such fractional share shall be eliminated and not paid. For purposes of this Section 6(e), the Fair Market Value of the Shares shall be determined as of the date of Termination. Notwithstanding the foregoing, any Performance Shares awarded to a Participant in the same year that the Participant's Termination occurs for the reasons set forth in this Section 6(e) and Dividend Equivalents thereon, if any, shall be automatically cancelled and all rights of Participant with respect to the cancelled Performance Shares shall forthwith terminate.

(f)     Other Termination. In the event of Termination of a Participant prior to the close of an Award Period for any reason other than those described in subparagraph (d) or (e) of this Section 6, then, unless the Committee shall otherwise determine at the Date of Grant or pursuant to Section 11 hereof, all outstanding Awards of Performance Shares that have not been paid on or before the date of Termination shall be automatically cancelled and all rights of the Participant with respect to such cancelled Awards of Performance Shares and Dividend Equivalents thereon, if any, shall forthwith terminate.

7.	Stock Options.

(a)     Grant. Subject to the provisions of the Plan, the Committee shall have the authority to grant Awards of Options to Participants and to determine (i) the number of Shares to be covered by each Option, (ii) the exercise price therefor and (iii) the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options and Nonqualified Stock Options; provided that Incentive Stock Options may not be granted to any Participant who is not an Employee at the time of grant. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code.

(b)     Option Price. The Committee shall establish the exercise price at the time each Option is granted, which price shall not be less than 100% of the Fair Market Value of a Share at the Date of Grant.

(c)     Exercise. Each Option may be exercised at such times and subject to such terms and conditions as the Committee may specify on Date of Grant; provided, however, that if the Committee does not establish a different exercise schedule at the Date of Grant of an Option, such Option shall become exercisable in five (5) equal installments on each of the first five anniversaries of the Date of Grant of the Option. The Committee may impose such conditions with respect to the exercise of Options as it shall deem appropriate, including, without limitation, any conditions relating to the application of federal or state securities laws; provided that Options shall not be exercisable after the expiration of ten years from the Date of Grant.

An Option shall be exercised by (i) notice of exercise with respect to a specified number of Shares to be delivered in such form and in such manner as may be directed by the Committee, and (ii) payment to the Company of the exercise price for such number of Shares as herein provided; provided that in the absence of direction by the Committee the notice of exercise shall be in writing and delivered to the Secretary of the Company at the principal office of the Company. The date of exercise shall be as determined by the Committee; provided that in the absence of a determination by the Committee the date of exercise shall be the date the notice of exercise is received in the form required herein.

The exercise price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver the Shares purchased until such payment has been made; provided, however, that in lieu of cash, all or any portion of the exercise price may be paid by exchanging shares of Common Stock owned by the Participant (which are not the subject of any pledge or security interest), or by authorization to the Company to withhold Shares otherwise issuable upon exercise of the Option, in each case to be credited against the exercise price at the Fair Market Value of such shares on the date of exercise. No fractional shares may be so transferred in payment of the exercise price, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of Shares transferred over the aggregate exercise price.

In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Participant resulting from such exercise; provided, however, that in the discretion of the Committee, all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Participant as a result of such exercise, may, upon the irrevocable election of the Participant, be paid by exchanging whole shares of Common Stock duly endorsed for transfer and owned by the Participant, or by authorization to the Company to withhold Shares otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid.

(d)     Termination on Death or Disability. In the event of Termination of a Participant by reason of his or her death or Disability, then, unless the Committee shall otherwise determine at the Date of Grant, all Options held by such Participant at the time of such Termination shall be fully exercisable, and such Participant (or the Participant’s beneficiary or legal representative) may exercise any of such Options for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at the Date of Grant), but in no event after the date the Option otherwise expires. .

(e)    Termination on Retirement or For Good Reason. In the event of Termination of a Participant by reason of his or her (i) Normal Retirement, or (ii) early retirement before the Normal Retirement age with the consent of the Committee, or (iii) resignation for Good Reason, then, unless the Committee shall otherwise determine at the Date of Grant, all Options held by such Participant at the time of such Termination shall be fully exercisable, and such Participant may exercise any of such Options for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at the Date of Grant), but in no event after the date the Option otherwise expires.

(f)    Other Termination. In the event of Termination of a Participant for any reason other than those described in subparagraphs (d) and (e) of this Section 7, then, unless the Committee shall otherwise determine at the Date of Grant or pursuant to Section 11 hereof, all vested and unvested Options then held by such Participant, whether or not exercisable at the time of such Termination, shall be automatically cancelled and all rights of the Participant with respect to such cancelled Options shall forthwith terminate.

    (g)    Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

8.	Stock Appreciation Rights.

(a)    Grant of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee may grant Awards of Stock Appreciation Rights to Participants at such times and in such amounts and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. The Committee may grant Awards of Freestanding SARS or Tandem SARS or any combination thereof. Tandem SARS may be granted either at the same time the Option is granted or at a later time. Freestanding SARS shall have a base price that is not less than 100% of the Fair Market Value of a share of Common Stock on Date of Grant. Tandem SARS shall have a base price equal to the option price of the related Option.

(b)    Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive from the Company an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the base price thereof. Each Stock Appreciation Right may be exercised at such times and subject to such terms and conditions as the Committee may prescribe on the Date of Grant; provided, however, that Tandem SARS shall be exercisable only at the same time or times as the related Option is exercisable upon surrender of the right to exercise the equivalent number of Shares subject to the related Option; and provided further that unless the Committee shall establish a different exercise schedule at the Date of Grant, Freestanding SARS shall become exercisable in five (5) equal installments on each of the first five (5) anniversaries of the Date of Grant. Stock Appreciation Rights shall not be exercisable after the expiration of ten years from the date of grant.

A Stock Appreciation Right shall be exercised by (i) notice of exercise with respect to the specified number of Stock Appreciation Rights to be delivered in such form and in such manner as may be directed by the Committee at the Date of Grant; provided that in the absence of direction by the Committee, the notice of exercise shall be in writing and delivered to the Secretary of the Company at its principal office. The date of exercise shall be at such time as may be determined by the Committee; provided that in the absence of a determination by the Committee, the date of exercise shall be the date the notice is received by the Company in the form required herein. The Committee shall determine at the Date of Grant whether a Stock Appreciation Right shall be settled in cash, Shares, or a combination of cash and Shares. At the time of exercise of a Stock Appreciation Right, the Participant shall pay to the Company in cash the full amount of any federal, state and local income, employment or other withholding taxes applicable to the taxable income of the Participant resulting from such exercise; provided that in the discretion of the Committee, the amount of taxes to be paid by the Participant may be withheld from the cash payment due to Participant on exercise or at the irrevocable election of Participant, the taxes to be paid by Participant may be paid by authorization to the Company to withhold Shares otherwise issuable upon the exercise of the Stock Appreciation Right having a Fair Market Value on the date of exercise equal to the amount of the taxes thereby being paid.

(c)    Termination on Death or Disability. In the event of Termination of a Participant by reason of his or her death or Disability, then, unless the Committee shall otherwise determine at the Date of Grant, all SARs held by such Participant at the time of such Termination shall be fully exercisable, and such Participant (or the Participant’s beneficiary or legal representative) may exercise any of such SARs for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at the Date of Grant), but in no event after the date the SAR otherwise expires. .

(d)    Termination on Retirement or For Good Reason. In the event of Termination of a Participant by reason of his or her (i) Normal Retirement, or (ii) early retirement before the Normal Retirement age with the consent of the Committee, or (iii) resignation for Good Reason, then, unless the Committee shall otherwise determine at the Date of Grant, all SARs held by such Participant at the time of such Termination shall be fully exercisable, and such Participant may exercise any such SARs for a period of 180 days after the date of Termination (or such greater or lesser period as the Committee shall determine at the Date of Grant), but in no event after the date the SAR otherwise expires.

(e)    Other Termination. In the event of Termination of a Participant for any reason other than those described in subparagraphs (c) and (d) of this Section 8, then, unless the Committee shall otherwise determine at the Date of Grant or pursuant to Section 11 hereof, all vested and unvested SARs then held by such Participant, whether or not exercisable at the time of such Termination, shall be automatically cancelled and all rights of the Participant with respect to such cancelled SARs shall forthwith terminate.

(f)    Nontransferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

9.	Restricted Stock and Restricted Units.

    (a)    Grant of Restricted Stock or Restricted Units. Subject to the provisions of the Plan, the Committee may grant Awards of Restricted Stock or Restricted Units to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Each grant of Restricted Stock or Restricted Units shall be evidenced by an Award Notice setting forth the terms, conditions and restrictions applicable to the Award. Unless the Committee provides otherwise at the Date of Grant, any shares of Restricted Stock so granted shall be held in the custody of the Company, as provided in Section 9(f) in certificated or book entry form until the Restricted Period lapses, and, as a condition to the grant of any Award of shares of Restricted Stock, the Participant shall have delivered to the Secretary of the Company a certificate or stock power, endorsed in blank, relating to the Shares covered by such Award.

(b)    Termination upon Death or Disability. Upon Termination by reason of death or Disability of a Participant prior to the close of a Restricted Period, any restrictions and conditions on outstanding Awards of Restricted Stock and Restricted Units shall lapse and be deemed to be satisfied and payment of such Restricted Stock and Restricted Units shall be made as promptly as practicable after the date of death or the date of the determination of Disability, whichever is applicable, but in no event shall payment of the Restricted Stock or Restricted Units be later than the end of the 2 ½ Month Period. For purposes of this Section 9(b), the Fair Market Value of Shares shall be determined as of the date of death or date of determination of Disability.

(c)    Termination for Good Reason. Upon Termination prior to the close of a Restricted Period by reason of resignation for Good Reason, any restrictions and conditions on outstanding Awards of Restricted Stock and Restricted Units shall lapse and be deemed to be satisfied with respect to a portion of the Restricted Stock or Restricted Units included in such Award with such portion to be computed by multiplying the number of shares of Restricted Stock or the number of Restricted Units by a fraction in which the numerator is the number of Whole Months during the subject Restricted Period that the Participant was an Employee and the denominator is the number of Whole Months in the subject Restricted Period; provided that in the event such computation results in a fractional share of Restricted Stock or a Restricted Unit, such fractional share shall be eliminated and not paid. Payment of such Restricted Stock or Restricted Units shall be made as promptly as practicable after the date of Termination, but in no event shall payment of the Restricted Stock or Restricted Units be later than the end of the 2 ½ Month Period. For purposes of this Section 9(c), the Fair Market Value of the Shares subject to the Award shall be determined as of the date of Termination. Notwithstanding the foregoing, any Restricted Stock or Restricted Unit awarded in the same year as the date of Termination shall be automatically cancelled and all rights of a Participant with respect to such cancelled Restricted Stock or Restricted Units shall forthwith terminate.

(d)    Other Termination. In the event of Termination of a Participant for any reason other than those described in subparagraphs (b) or (c) of this Section 9, then, unless the Committee otherwise determines at the Date of Grant or pursuant to Section 11 hereof, all of such Participant's Restricted Stock and Restricted Units that are subject to restrictions and/or conditions on date of Termination shall automatically be cancelled and all rights of the Participant with respect to the cancelled Restricted Stock and/or Restricted Units shall forthwith terminate.

(e)    Payment of Restricted Stock and Restricted Units. Payment of Restricted Stock shall be made by the Company in Shares. Payment of Restricted Units may be made in Shares, cash or in any combination as determined by the Committee.

Unless otherwise provided in subparagraph (b) or (c) of this Section 9 or in Section 11 hereof, payment of Restricted Stock and Restricted Units shall be made to the Participant (or his or her personal representative), as promptly as practicable, after the Committee determines that that any restrictions and conditions on outstanding Awards of Restricted Stock and Restricted Units have lapsed and that payment is due to the Participant, but in no event shall payment of the Restricted Stock or Restricted Units be later than the end of the 2 ½ Month Period; provided that in the event of either voluntary Termination by a Participant without Good Reason or involuntary Termination of a Participant for Cause after the close of the Restricted Period, any portion of an Award of Restricted Stock or Restricted Units that has not been paid on or before the date of Termination shall be forfeited and cancelled automatically and all rights of the Participant with respect to such cancelled Awards of Restricted Stock or restricted Units shall terminate. For payment of each Award of Restricted Units, the number of Shares to be distributed to the Participant, if any, shall be determined by dividing (i) the amount by which the Fair Market Value of the total Restricted Units earned by the Participant exceeds the portion of the Award to be paid in cash by (ii) the Fair Market Value of a Restricted Unit. Unless otherwise provided in subparagraph (b) or (c) of this Section 9 or in Section 11 hereof, the Fair Market Value of Restricted Stock and Restricted Units shall be determined at the on the date specified by the Committee which must be on or after the date of the Committee's determination of the Award and prior to the payment date for the Award.

At the time of payment of an Award of Restricted Stock, the Participant shall either pay to the Company in cash the full amount of any federal, state and local income, employment or other withholding taxes applicable to the payment of the Award of Restricted Stock or authorize the Company to withhold a number of Shares subject to the Award of Restricted Stock having a Fair Market Value on the valuation date that is equal to the amount of taxes to be withheld and paid by the Company with respect to such Award. At the time of payment of Restricted Units, the Company shall deduct from the payment for Restricted Units the amount to be withheld for the payment of federal, state and local income, employment or other withholding taxes applicable to the payment of the Restricted Units.

(f)    Restricted Period; Restrictions on Transferability during Restricted Period. Restricted Stock or Restricted Units may not be sold, assigned, pledged or otherwise encumbered, except as herein provided, during the Restricted Period. Any certificates issued during the Restricted Period in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant with the Company, and Shares issued in book entry form during the Restricted Period in respect to Restricted Stock shall be held for the account of the Participant in an account controlled by the Company. Upon the expiration or termination of the Restricted Period and the satisfaction (as determined by the Committee) of any other conditions established by the Committee, the restrictions applicable to the Restricted Stock or Restricted Units shall lapse. The Shares issued in respect to Restricted Stock or Restricted Units as to which the restrictions have lapsed shall be delivered to the Participant or the Participant's beneficiary or estate, as the case may be, in certificated or book entry form, free of all such restrictions, except any that may be imposed under Section 14(e) hereof or by law.

(g)    Rights as a Stockholder; Dividend Equivalents. A Participant will be the beneficial owner of Restricted Stock awarded under the Plan. The Participant will have the right to direct the Company as to the voting of Restricted Stock held for the Participant, and the Participant will be entitled to all communications addressed by the Company to its stockholders. Dividends and other distributions paid on Restricted Stock during the Restricted Period shall be accrued for the account of the Participant subject to forfeiture and restrictions on transferability as apply to the Restricted Stock on which the dividends are paid. Dividends on Restricted Stock that are not forfeited shall be payable in cash at the time of payment of the Restricted Stock pursuant to Section 9(e) hereof, except that dividends paid in Shares or other property (other than cash) shall be paid in kind at the time of payment of the Restricted Stock.

A Participant shall have no voting or other rights of a Company stockholder with respect to Restricted Units, nor shall a Participant be entitled to receive any dividends or other distribution with respect to Restricted Units; and no Participant shall have any interest or right to receive Shares prior to the time the Committee determines the form of payment of Restricted Units in accordance with this Section 9. The Committee may determine at the Date of Grant whether and to what extent to credit to the account of a recipient of Restricted Units, with an amount equal to the Dividend Equivalent on a number of Shares corresponding to the Restricted Units subject to an Award. Dividend Equivalents on Restricted Units shall be subject to forfeiture and restrictions on transferability as apply to the Restricted Units with respect to which Dividend Equivalents are credited. Dividend Equivalents on Restricted Units that are not forfeited shall be payable in cash at the time of delivery of the payment for the Restricted Units in accordance with Section 9(e) hereof.

10.	Other Stock-Based Awards.

    The Committee is authorized to grant to Participants Other Stock-Based Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 10 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other Awards, other property, or any combination of the foregoing, as the Committee shall determine and shall provide in the Award Notice.

11.	Change in Control.

The provisions of this Section 11 shall apply in the case of a Change in Control, unless otherwise provided in the Award Notice or separate agreement with a Participant governing an Award.

(a)    Acceleration of Awards. Upon the occurrence of a Change in Control, (i) outstanding Options and Stock Appreciation Rights shall become fully exercisable, and (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) outstanding Performance Shares shall be deemed to be earned at the target level and, subject to Section 14(c) hereof, Awards of Performance Shares, Restricted Stock, Restricted Units and Dividends or Dividend Equivalents credited thereon shall be paid to Participants within thirty (30) days following the Change in Control (or, if later, the first date that such payment may be made without causing a violation of Section 409A of the Code). Any Awards of Options and Stock Appreciation Rights shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Notice. Notwithstanding the foregoing, the Committee, in its discretion, may provide that upon acceleration of an Award under this Section 11: (A) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (B) that the Award will be settled in cash rather than Shares, (C) that the Award will be assumed by the surviving entity or otherwise be equitably converted or substituted in connection with such transaction as provided in Section 11(b) below, (D) that the Award may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares and Dividends or Dividend Equivalents credited thereon, as of a specified date associated with the transaction, over the exercise price of the Award, or (E) any combination of the foregoing. The Committee’s determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonqualified Stock Options.

(b)    Awards Assumed or Substituted in a Change of Control. Upon the occurrence of a Change in Control, any Awards (other than Performance Shares) may be assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, (i) all of that Participant’s outstanding Options and Stock Appreciation Rights shall become fully exercisable, and (ii) all time-based vesting restrictions on his or her outstanding Awards shall lapse. Awards so assumed, converted or substituted shall be payable to the Participants in accordance with the provisions of Section 11(a) above. To the extent that such acceleration causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Nonqualified Stock Options.

12.	Term of the Plan.

    (a)    Effective Date. The Plan shall be effective upon approval by the stockholders at the May 17, 2019 Annual Meeting (“Effective Date”).

(b)    Termination of the Plan. The Plan shall terminate on the tenth anniversary of the Effective Date unless sooner terminated as provided herein. The termination of the Plan on such date shall not affect the validity of any Award outstanding on date of termination of the Plan, and any such outstanding Award shall continue to be governed by the applicable terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the Effective Date.

13.	Changes in Capital Structure.

    (a)    Mandatory Adjustments. In the event of a corporate transaction between the Company and its stockholders that causes the per-share value of the Shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large special cash dividend), the authorization limits under Section 4 shall be adjusted proportionately, and the Committee shall make such adjustments to the Plan and Awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. Action by the Committee may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise of base price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable.

Without limiting the foregoing, in the event of a subdivision of the outstanding shares of Common Stock (stock-split), a declaration of a dividend payable in shares of Common Stock, or a combination or consolidation of the outstanding shares of Common Stock into a lesser number of shares, the authorization limits under Section 4 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically, without the necessity for any additional action by the Committee, be adjusted proportionately without any change in the aggregate purchase price therefore.

(b)    Discretionary Adjustments. Upon the occurrence or in anticipation of any corporate event or transaction involving the Company (including, without limitation, any merger, reorganization, recapitalization, combination or exchange of shares, or any transaction described in Section 13(a) above), the Committee may, in its sole discretion, provide (i) that Awards will be settled in cash rather than Shares, (ii) that Options will become immediately vested and exercisable and will expire after a designated period of time to the extent not then exercised, (iii) that Awards will be assumed by another party to a transaction or otherwise be equitably converted or substituted in connection with such transaction in accordance with Section 11(b), or (iv) that outstanding Awards may be settled by payment in cash or cash equivalents equal to the excess of the Fair Market Value of the underlying Shares, as of a specified date associated with the transaction, over the exercise price of the Award.

(c)    General. Any discretionary adjustments made pursuant to this Section 13 shall be subject to the provisions of Section 14(l) hereof. To the extent that any adjustments made pursuant to this Section 13 cause Incentive Stock Options to cease to qualify as Incentive Stock Options, such Options shall be deemed to be Nonqualified Stock Options.

(d)    Restrictions on Adjustments. In no event shall the adjustments described above, whether mandatory or discretionary, be made so as to change the time or form of payment under an Award that provides for deferred compensation within the meaning of Section 409A and the regulations promulgated thereunder.

14.	General Provisions.

(a)    Withholding. The Company shall have the right to deduct from all amounts paid to a Participant in cash (whether under the Plan or otherwise) any taxes required by law to be withheld in respect of Awards under the Plan. In the case of any Award satisfied in the form of Shares, no Shares shall be issued unless and until arrangements shall have been made to satisfy any withholding tax obligations applicable with respect to such Award in accordance with the Plan and otherwise satisfactory to the Committee. Without limiting the generality of the foregoing and subject to such terms and conditions as the Committee may impose, the Company shall have the right to retain, or the Committee may, subject to such terms and conditions as it may establish from time to time, permit Participants to elect to tender, shares of Common Stock (including Shares issuable pursuant to an Award) to satisfy, in whole or in part, the amount required to be withheld.

(b)    Award Notices. Each Award hereunder shall be evidenced in an Award Notice. The Award Notice shall be delivered to the Participant and specify the terms and conditions thereof and any rules applicable thereto. The terms of the Plan shall be incorporated into each Award Notice and the terms of the Plan shall govern any conflicts between the provisions of the Award Notice and the provisions of the Plan.

(c)    Compliance with Section 409A. It is intended that this Plan, as written and in operation, will be exempt from Section 409A. For purposes of determining whether Awards may be payable to a Participant in compliance with Section 409A, the Participant’s Termination will be considered as having occurred for purposes of the Plan if the parties reasonably anticipate either (i) that Participant will no longer perform any services for the Company or a Subsidiary or (ii) that the level of bona fide services performed for the Company or a Subsidiary (whether as an Employee, Consultant or Director ) will permanently decrease to no more than 20% of the average level of bona fide services performed by Participant over the immediately preceding 36-month period (or the full period of services if Participant has been providing services to the Company and its Subsidiaries for less than 36 months). Notwithstanding the foregoing, if payment of any Award is deemed to be “nonqualified deferred compensation” under Section 409A, and if the Participant is a “specified employee” within the meaning of Section 409A(a)(2)(b)(i), the payment schedule for Awards shall be modified or adjusted to provide that no payments shall be made until the expiration of six (6) months following the date of Termination or Change in Control. In the event that payments are so delayed, a lump sum payment of the accumulated unpaid amounts attributable to the six (6) month period shall be made to Participant on the first day of the seventh month following the date of Termination or Change in Control. This six month delay shall not apply to any Awards which are not subject to the requirements of Section 409A by reason of their being separation pay upon an involuntary separation from service and their meeting the requirements and limitations of the regulations under the above referenced Code section. In no event shall the aggregate amount of Awards be reduced as a result of such modification or adjustment.

Notwithstanding the foregoing, the Committee shall not be granted and shall not exercise any discretion otherwise provided under the Plan to change the time of payments to Participants with respect to Awards that provide for deferred compensation within the meaning of Section 409A and the regulations promulgated thereunder. The terms of the Plan and any related Award Notices with respect to Awards that provide for deferred compensation within the meaning of Section 409A and the regulations promulgated thereunder shall be interpreted by the Committee as necessary to comply with Section 409A.

(d)    Investment Representation. All Shares paid pursuant to the Plan are to be taken subject to an investment representation by the Participant or other recipient that any such Shares are acquired for investment and not with a view to distribution and that such shares shall not be transferred or sold until registered in compliance with the Securities Act of 1933 or unless an exemption therefrom is available in the opinion of legal counsel satisfactory to the Company.

(e)    Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to an Award as it may deem advisable, including without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to the Shares.

(f)    Designation of Beneficiary. Each Participant may designate a beneficiary or beneficiaries (which beneficiary may be an entity other than a natural person) to receive any payments which may be made or to exercise any Options or Stock Appreciation Rights following the Participant’s death. Such designation may be changed or canceled at any time without the consent of any such beneficiary. Any such designation, change or cancellation must be made in a form approved by the Committee and shall not be effective until received by the Company. If no beneficiary has been named, or the designated beneficiary or beneficiaries shall have predeceased the Participant, the beneficiary shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate. If a Participant designates more than one beneficiary, the rights of such beneficiaries shall be payable in equal shares, unless the Participant has designated otherwise.

(g)    Vesting and Holding Period. All Awards shall be subject to a minimum required vesting period of one year from the Date of Grant subject to acceleration as herein provided upon death, Disability or a Change in Control or upon Termination by a Participant for Good Reason or upon Normal Retirement. All Executive Officers must agree in writing to hold any Shares issued in respect of an Award for a minimum term of one year from the date of payment of the Award or exercise of the Option or Stock Appreciation Right., whichever is applicable.

(h)    Executive Officer Recoupment Policy. In the event that any Award is made to an Executive Officer that is based on financial results that subsequently require a restatement to the Corporation’s financial statements, the payment of any erroneously-awarded Award and any profit resulting from the sale of such Award shall be recouped by the Corporation pursuant to the Policy Regarding the Recoupment of Certain Performance-Based Compensation Payments.

(i)    Employment Rights. An Award made under the Plan shall not confer any right on the Participant to continue in the employ of the Company or any subsidiary or limit in any way the right of the Participant’s employer to terminate his or her employment at any time.

(j)    Expenses. The expenses of administering the Plan shall be borne by the Company.

(k)    No Rights to Awards, No Shareholder Rights. No Employee, Consultant or Director shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Employees, Consultants and Directors. Subject to the provisions of the Plan and the applicable Award, no person shall have any rights as a stockholder with respect to any Shares to be issued under the Plan prior to the issuance thereof.

(l)    Construction of the Plan. The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Delaware.

(m)    Legend. To the extent any stock certificate is issued to a Participant in respect of shares of Restricted Stock awarded under the Plan prior to the expiration of the applicable Restricted Period, such certificate shall be registered in the name of the Participant and shall bear the following (or similar) legend:

“The shares of stock represented by this certificate are subject to the terms and conditions contained in the National Security Group, Inc. 2019 Equity Incentive Plan and the Award Agreement, dated as of _____________, between the Company and the Participant, and may not be sold, pledged, transferred, assigned, hypothecated or otherwise encumbered in any manner (except as provided in the Plan or in such Award Agreement) until __________.”

Upon the lapse of the Restricted Period with respect to any such shares of Restricted Stock, the Company shall issue or have issued new share certificates without the legend described herein in exchange for those previously issued.

(n)    Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such amendment would constitute a material change or revision that requires stockholder approval to comply with any of the following:

(i)     the corporate governance rules for listed companies on the NASDAQ Stock Exchange, including without limitation, IM 4350-5 of the Marketplace Rules; or

(ii)     the exemption from Section 16 of Exchange Act provided by SEC Rule 16b-3.

Without the written consent of an affected Participant, no termination, suspension or modification of the Plan shall adversely affect any right of such Participant under the terms of an Award granted before the date of such termination, suspension or modification.

(l)    Amendment of Awards. The Committee shall have the authority to amend any Award to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; provided, however, that (i) no outstanding Award may be revoked or altered in a manner unfavorable to the Participant without the written consent of the Participant, (ii) no Performance Share shall be altered in a manner to increase the amount of compensation that would otherwise be due upon the attainment of the performance criteria, (iii) no outstanding Option may be altered in a manner that reduces the exercise price (except as provided in Section 13 hereof), (iv) no outstanding Stock Appreciation Right may be altered in a manner that reduces the base price (except as provided in Section 13 hereof), and (v) no award may be amended in any manner that would result in a violation of Section 409A.

(o)    Application of Proceeds. The proceeds received by the Company from the sale of Shares under the Plan will be used for general corporate purposes.

(p)    Compliance with Legal and Exchange Requirements. The Plan, the grant and exercise of Awards hereunder, and the other obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may (i) postpone the exercise of Awards, the issuance or delivery of Shares under any Award or any other action under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Common Stock or other required action under any federal or state law, rule, or regulation, (ii) require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations, and (iii) pay the Participant, in lieu of Shares, cash in an amount based upon the Fair Market Value of a Share as of the date Shares would otherwise be issuable with respect to an Award. The Company shall not be obligated to recognize the exercise of any Award or to otherwise sell or issue Common Stock in violation of any such laws, rules, and regulations. Any postponement of the exercise or settlement of any Award under this Section 14(q) shall not extend the term of such Award, and the Company, its officers and employees, the Board and the Committee shall have no obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) because of any actions taken pursuant to the provisions of this Section 14(q).

(q)    Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

THE NATIONAL SECURITY GROUP, INC.
661 EAST DAVIS STREET
ELBA, AL 36323

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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E56915-P18043

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

THE NATIONAL SECURITY GROUP, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Charles B. Arnold — term expiring in 2022
02) Frank B. O'Neil — term expiring in 2022
03) Donald S. Pittman — term expiring in 2022
04) Brian R. McLeod — term expiring in 2022
05) L. Brunson White — term expiring in 2022

The Board of Directors recommends you vote FOR Proposals 2, 3 and 4.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
5. To approve, on an advisory basis, the preferred frequency of stockholder advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion on such other business as may properly be brought before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K Wrap are available at www.proxyvote.com

E56916-P18043

THE NATIONAL SECURITY GROUP, INC.
Annual Meeting of Stockholders
May 17, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints W. L. Brunson, Jr. and Laura Williams Jordan, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of THE NATIONAL SECURITY GROUP, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 661 East Davis Street, Elba, Alabama, 10:00 AM, CDT on May 17, 2019, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side